NOTICE OF SPECIAL MEETING AND EXPLANATORY NOTES Goodman Property Trust 27 February 2026 A special meeting of Unitholders of Goodman Property Trust will be held at Pipiri Lane, 124 Halsey Street, Wynyard Quarter, Auckland on Tuesday, 31 March 2026, commencing at 1:00pm + Goodman

CONTENTS LETTER FROM THE CHAIR 4-7 NOTICE OF MEETING Agenda 8 Meeting Information 9 EXPLANATORY NOTES 11-36 PART 1: Details of the Transaction 11 PART 2: Key Dates 27 PART 3: The new Corporatised and Stapled Group 28 PART 4: Comparison between the status quo and the new structure 31 PART 5: Risks and disadvantages 40 SCHEDULE 1 Summary of the Constitutions and Stapling Deed 42 SCHEDULE 2 Summary of FMA Exemptions and NZX Waivers and Rulings 44 SCHEDULE 3 Information for Unitholders in Eligible Jurisdictions outside of New Zealand 47 SCHEDULE 4 Letter from Covenant Trustee Services Limited 51 GLOSSARY 52 DIRECTORY 54 This is an important document. Please read it carefully. If you are in doubt as to anything contained in this document, you should seek advice from your financial, taxation or legal adviser. This Notice of Meeting has been submitted to NZ RegCo in accordance with Listing Rule 7.1.1 and NZ RegCo has provided written confirmation that it does not object to this Notice of Meeting. However, NZ RegCo accepts no responsibility for any statement in this Notice of Meeting. Capitalised terms used in this document have the meaning in the Glossary. All references to time in this Notice Meeting are to New Zealand Standard Time (unless the context requires otherwise).

3 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 Forward-looking statements This Notice of Meeting contains certain forward-looking statements, which are subject to risks (both known and unknown), uncertainties, assumptions and other important factors that could cause the actual conduct, results, performance or achievements of Goodman Property Services (NZ) Limited ("GPS") and Goodman New Zealand Limited ("GNZL") to be materially different from the outcomes reasonably expected by GPS and GNZL at the time of this Notice of Meeting. Deviations as to future conduct, market conditions, results, performance and achievements are normal and are to be expected. Forward-looking statements generally may be identified by the use of forward-looking words such as 'aim', 'anticipate', 'believe', 'estimate', 'expect', 'forecast', 'foresee', 'future', 'intend', 'likely', 'may', 'outlook', 'planned', 'potential', 'projection', 'should' or other similar words. None of GPS, GNZL, their directors or any other person gives any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Notice of Meeting will actually occur. You are cautioned against relying on any such forward-looking statements. Forward-looking statements may refer to any information relating to the future, including (but not limited to) opinions, forecasts, estimates, projections, business plans or strategies, budget information or other future or prospective information. No advice The information provided in this Notice of Meeting does not constitute financial product or investment advice. This Notice of Meeting has been prepared without reference to the particular investment objectives, financial situation, taxation position and particular needs of individual Unitholders. It is important that Unitholders read this Notice of Meeting in its entirety before making any decision on how to vote in respect of the Extraordinary Resolution to approve the Transaction. Unitholders in any doubt in relation to these matters should consult their investment, financial, taxation or other professional adviser.

4 LETTER FROM THE CHAIR John Dakin Chair Dear Unitholder, On behalf of my fellow Directors, I am pleased to invite you to a special meeting of Goodman Property Trust ("GMT" or the "Trust") Unitholders to be held on 31 March 2026. This is an important meeting to seek your approval to a corporatisation and stapling transaction that will provide a corporate structure for the business and positions us to pursue new growth opportunities. I encourage you to support the proposed changes to a corporatised and stapled structure and welcome any questions you may have. This document provides details of the transaction and the meeting, including the Extraordinary Resolution to effect the proposed structural changes. It also outlines what you need to do should you support the proposed changes and decide to vote in favour of the Extraordinary Resolution. Why we are proposing this change In 2024, we successfully completed the internalisation of GMT, bringing our management in-house to strengthen alignment and set the Trust up for the next phase of its business growth. Internalisation has delivered significant benefits to the business, facilitating a broadening in our investment strategy by enabling the establishment of a new property funds management business and reducing operating costs. As outlined in our financial year 2026 interim results, we have been actively considering the corporatisation of the Trust and a move to a stapled structure. Given GMT's strategic direction, growth in its property funds management platform and a greater level of active investment opportunities, the proposed structure is the most effective framework to support the delivery of our long-term investment strategy while retaining Portfolio Investment Entity ("PIE") status for the investment property portion of the business. If the proposed corporatisation and stapling transaction does not proceed, GMT will continue to operate under its current trust structure which will restrict certain strategic opportunities and constrain our ability to advance income diversification and further enhance earnings growth. We believe moving to a corporatised and stapled structure is in the best interests of our business and for you, our investors.

5 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 CURRENT STRUCTURE Unitholders Power to direct GMT Shareholder Nominee Limited (a subsidiary of Public Trust) Units Listed on NZX Main Board under ticker code GMT Goodman Property Trust Manager Goodman Property Services (NZ) Limited Property Owning Subsidiaries POST TRANSACTION STRUCTURE KEY PIE side Non-PIE side Shareholders Stapled Securities listed on NZX Main Board Under a single ticker code (GNZ) Goodman New Zealand Limited Goodman Property Services (NZ) Limited Passive property Subsidiaries Active investment subsidiaries WHAT DOES CORPORATISATION AND STAPLING MEAN? Corporatisation means changing GMT from a unit trust structure to a company structure. Most other businesses listed on the NZX have a company structure. Stapling means permanently linking two separate companies together, so their shares are combined as a single investment. We propose to have two companies: one which will hold passive real estate (as GMT does now) and the other which will pursue more active investment opportunities and provide funds management services. WHAT CHANGES FOR YOU? Your underlying investment remains unchanged. We will continue to focus on delivery of well-located and sustainable warehouse and logistics property for customers in the Auckland industrial market. If the transaction is approved, instead of owning units in GMT, you will own shares in two companies (Goodman New Zealand Limited and Goodman Property Services (NZ) Limited) that are permanently linked ("stapled") and trade together as one security. The stapled shares will trade on the NZX under a single ticker code, "GNZ", as one combined security. Your investment value and substance remain the same. In New Zealand, both Stride Property Group and Precinct Properties have adopted a similar stapled structure, which is also commonly used in the ASX listed property sector.

6 Key benefits of corporatisation and stapling + Provides GMT with a corporate structure; + Positions our business to pursue new growth and active investment opportunities through a separate company (such as acquiring assets for resale, undertaking develop-to-sell projects, or engaging in land subdivision); + Facilitates further growth in our property funds management business; + Retains PIE tax status by holding our passive real estate investments in a separate company (Goodman New Zealand Limited); + Maintains tax benefits for investors with dividends from property ownership activities (which will continue to receive tax-advantaged treatment as a PIE distribution1) and new property and property fund management and development activities (which will be taxed as an ordinary dividend2); and + Removes Trust Deed and FMC Act restrictions and streamlines governance and compliance processes, with corresponding cost savings. Importance of GMT's PIE status GMT currently has PIE status, which provides important tax benefits. Under the PIE regime, eligible New Zealand investors benefit from the tax payable on distributions being effectively capped at 28% irrespective of their personal tax rate. GMT is also able to pay out to investors any capital gains or untaxed income free of New Zealand tax. With GMT broadening its investment strategy to include more active property investments and the targeting of wider opportunities, it is expected that it will generate income and hold investments that include both qualifying (generally passive income) and non-qualifying (generally active income) components under the Income Tax Act for PIE purposes. If these opportunities were pursued under the current structure, this would mean losing the valuable tax benefits of GMT's PIE status. What you need to do This Notice of Special Meeting and Explanatory Notes contains important information. You should read it carefully as part of your consideration of the Extraordinary Resolution. Unitholders should specifically refer to Part 1: Details of the Transaction, Part 4: Comparison between the status quo and the new structure and Part 5: Risks and disadvantages. The Special Meeting of GMT's Unitholders is to be held at Pipiri Lane, Wynyard Quarter, Auckland on 31 March 2026, at 1:00pm. The meeting will have a hybrid format and I will be appointed to act as Chair. The live webcast can be accessed from: https://meetnow.global/nz. Please refer to the Virtual Meeting Guide available at https://www.computershare.com/nz-vm-guide for more information. Given the importance of the matters to be voted on at the meeting, Unitholders are encouraged to attend and vote at the meeting or appoint a proxy. The Voting and Proxy Form included with this document contains further information. Should you have any questions regarding the meeting format or voting, please call our registry information line on +64 9 488 8777 or 0800 359 999. Should you have any questions on the Extraordinary Resolution or any other aspect of the corporatisation and stapling transaction, please call our investor advisory line on 0800 292 981 or +61 3 9415 4037 from outside New Zealand. Our unanimous recommendation The Directors unanimously believe this transaction is in the best interests of investors and will bring both immediate and long-term benefits to our business. It provides an appropriate structure that will facilitate the delivery of an active business strategy focused on sustainable earnings growth. We strongly recommend that investors vote in favour of the Extraordinary Resolution to ensure these benefits are realised. If you do not plan to attend the Meeting, you may appoint a proxy to vote on your behalf. The proxy does not need to be a Unitholder. To appoint the Chair or any Director as your proxy, please complete and return the Voting and Proxy Form with your instructions or complete the proxy voting process online by 1:00pm on 29 March 2026. On behalf of the Board, we would like to take the opportunity to thank you for your ongoing support and encourage you to vote in favour of the proposed changes to a corporatised and stapled structure. We look forward to welcoming you at the meeting. Yours faithfully, John Dakin Chair 1 Investors' New Zealand tax is effectively capped at 28% even if they have a 33% or 39% personal tax rate 2 Investors' New Zealand tax will be charged at their top personal tax rate which could be as high as 39%

7 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 Stanley Black & Decker, Highbrook Business Park

8 NOTICE OF MEETING Notice is hereby given that a special meeting of Unitholders will be held at Pipiri Lane, 124 Halsey Street, Wynyard Quarter, Auckland on 31 March 2026, commencing at 1:00pm. AGENDA 1. Presentations 2. Resolution To consider and, if thought fit, pass the following as an Extraordinary Resolution: (a) That GPS, the Supervisor and GMT Shareholder are authorised: (i) to do everything necessary or desirable to enter into and give effect to the Transaction on such terms (being consistent in all material respects with those described in paragraph 2.2 of Part 1 of the Explanatory Notes) as GPS, the Supervisor and GMT Shareholder consider appropriate; and (ii) to make the amendments to the Trust Deed shown in paragraph 4.2 of Part 1 of the Explanatory Notes, and the Transaction is approved for all relevant purposes of Listing Rules 4.14.1(d) and 5.1.1(b). (b) That the Supervisor is directed pursuant to section 153(2)(b) of the FMC Act and clause 24.38(a) and clause 24.40 of the Trust Deed, and the GMT Shareholder is directed pursuant to clause 24.39(b) of the Trust Deed and clause 4.1 of the Shareholding Deed, to do everything referred to in Resolution (a), including, without limitation, to (as applicable): (i) effect the Share Split as described under paragraphs 2.2(f) of Part 1 of the Explanatory Notes; (ii) effect the Stapling and distribution of the Stapled Securities as described under paragraphs 2.2(g) and 2.2(h) of Part 1 of the Explanatory Notes; (iii) enter into and perform its obligations under the documents to which it is to be party as described in the Explanatory Notes and all other documents necessary or desirable to give effect to the Transaction; (iv) vote its rights in respect of the shares in GPS to effect the revocation of the constitution of GPS and the adoption of a replacement constitution in the form described in Schedule 1 of this Notice of Meeting and signed by the Chair for the purposes of identification to take effect on and from Completion; and (v) terminate the Shareholding Deed on Completion. (c) That the transfer of the Receivable to GMT Shareholder as part of the Transaction described under paragraph 2.2(c) of Part 1 of the Explanatory Notes is approved. (d) Subject to Completion, the cancellation of GMT's registration as a registered scheme under the FMC Act is approved for the purposes of section 195(1)(c)(i) of the FMC Act and the termination of the Trust is approved for the purposes of clause 27 of the Trust Deed. The directors of GPS recommend you vote in favour of the Resolution. Further information relating to the Resolution is set out in the Explanatory Notes section of this Notice of Meeting. A description of the voting requirements is set out on page 9. There are no Unitholders who are restricted from voting on the Resolution. John Dakin-Chair David Gibson-Independent Director and Deputy Chair

9 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 MEETING INFORMATION Time and Date 31 March 2026, commencing at 1:00pm. Meeting type Hybrid meeting, with Unitholders able to attend and participate either in person or through a live online webcast. Please refer to the Virtual Meeting Guide available at https://www.computershare.com/nz-vm-guide for more information on attending the Meeting online. Venue Pipiri Lane, 124 Halsey Street, Wynyard Quarter, Auckland. Transport / Parking As the Meeting is being held at an inner-city venue, we encourage the use of public transport to and from the Meeting. Should you wish to travel by private vehicle, the closest parking to the venue is located at Wynyard Car Park on Packenham Street West, Wynyard Quarter. The Resolution and voting requirements The Resolution is required to be passed as an Extraordinary Resolution. In order for an Extraordinary Resolution to be passed, it must be approved by Unitholders holding Units with a combined value of no less than 75% of the value of the Units of GMT held by those Unitholders who are entitled to vote and vote on the Resolution, in person or by proxy. There are no Unitholders who are restricted from voting on the Resolution. The quorum necessary for a meeting at which an Extraordinary Resolution is to be proposed is present if Unitholders or their proxies, attorneys or representatives are present or have cast votes who hold Units with a combined value of no less than 25% of the value of the Units held by those persons entitled to vote. Attendance and voting rights Every Unitholder or that Unitholder's proxy, attorney or representative, is entitled to attend the Meeting. Unitholders for this purpose will be determined from GMT's unit register at the close of the day prior to the day on which this Notice of Meeting was sent, being 26 February 2026. Voting will be by way of a poll. On a poll, each Unitholder has one vote for each Unit. If you are attending the Meeting and voting in more than one capacity (eg also as proxy, attorney or representative for one or more other Unitholders) you must fill out separate voting papers in respect of each capacity in which you vote. Proxies A Unitholder entitled to attend and vote at the Meeting is entitled to appoint a proxy to attend and vote instead of that Unitholder. A proxy need not be a Unitholder. A Unitholder may appoint the chair of the Meeting, or another person, to act as proxy. A proxy form is enclosed. If a representative of the Supervisor is appointed to act as proxy and is not directed how to vote, they will vote in favour of the Resolution referred to in this Notice of Meeting. A Unitholder wishing to appoint a proxy should complete the enclosed proxy form. All joint holders should sign the proxy form. A proxy granted by a company must be signed by a duly authorised officer or attorney. If the proxy is signed under a power of attorney or other authority, that power of attorney or other authority or a notarially certified copy of that power of attorney or authority and a completed certificate of non-revocation, must accompany the proxy form (unless previously provided to the Registrar). Completed proxy forms (and any powers of attorney or other authorities) can be mailed or delivered to the Registrar, Computershare Investor Services Limited, or can be completed electronically. Completed proxy forms and supporting documents must be received by the Registrar by no later than 1:00pm on 29 March 2026 (being 48 hours before the Meeting).

EXPLANATORY NOTES

11 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 PART 1: DETAILS OF THE TRANSACTION 1. Description of the Corporatisation and Stapling Proposal Background to the Transaction 1.1 Unitholders are being asked to approve the Transaction. The detailed steps involved in the Transaction are set out in Section 2 of Part 1 of the Explanatory Notes. These steps include the corporatisation of GMT and the stapling of shares in GPS and GNZL. The corporatisation and stapling processes are described in more detail below. A corporate structure is the more common structure for listed property groups in New Zealand. 1.2 The Transaction will provide the Stapled Group with a modern corporate structure and position the business to pursue new growth and active investment opportunities alongside its passive property investment activities. GPS will carry out the property funds management business and other active investment activities, and will be separate from GNZL's property ownership business which will maintain its existing PIE status. This will support the Stapled Group to deliver the long-term investment strategy of the business while ensuring GNZL's PIE status is retained for its passive property investments. Corporatisation 1.3 Unitholders are asked to consider a proposal under which GNZL will replace GMT as a corporatised version of GMT. That process is referred to in this document as "Corporatisation". 1.4 At the special meeting of GMT held on 26 March 2024, Unitholders approved the Internalisation. The effect of Internalisation is that management of GMT is now provided on a cost recovery basis by GPS, rather than by a third party which seeks to make a profit from managing GMT. However, GMT remains a managed investment scheme governed by the FMC Act. This means, amongst other things, that GMT is required to have a separate licensed supervisor. A shareholding trustee is also required to hold the shares in GPS. 1.5 Following Corporatisation, Unitholders will become shareholders in both GPS and GNZL. The Corporatisation will be more efficient in the long-term, as GMT will cease to operate as a managed investment scheme and will not require an independent supervisor or a licensed manager. Unitholders should also note that the Corporatisation removes the supervisory oversight provided by the Supervisor. Stapling 1.6 As part of the Transaction, Unitholders are being asked to consider a proposal to staple the shares of GPS and GNZL. That process is referred to in this document as "Stapling". 1.7 Securities that are "stapled" are contractually and constitutionally bound together such that they cannot be separated. The key effect of Stapling is that GPS Shares can only be transferred if the corresponding number of GNZL Shares to which the GPS Shares are Stapled are also transferred (and vice versa). 1.8 If the Transaction is approved by Unitholders, Unitholders (other than Ineligible Holders) will receive Stapled Securities and each Stapled Security would form a single saleable security that would trade on the NZX Main Board under a single ticker code, "GNZ". The effect is that the GPS Shares and GNZL Shares would only be able to be traded together. As such, the Stapled Securities should be viewed as a single security in a single group (although comprised of two sets of shares in two different corporate entities). The NZX has granted GMT a waiver from Listing Rule 2.10.1 in respect of the Transaction (the "Transaction Waiver"), and has also agreed to grant the Stapled Group standing waivers and rulings in respect of the Listing Rules to allow the Stapled Group to operate as intended following Completion (the "Standing Waivers", and together with the Transaction Waiver, the "NZX Waivers and Rulings"). The details and conditions of the NZX Waivers and Rulings are discussed in Schedule 2.

12 EXPLANATORY NOTES PART 1: DETAILS OF THE TRANSACTION -- continued 1.9 While Stapling applies: (a) The number of GPS Shares and GNZL Shares on issue must, at all times, be the same. (b) If further GPS Shares or GNZL Shares are issued, they must be issued with a corresponding number of GNZL Shares or GPS Shares, as applicable. (c) If GPS Shares or GNZL Shares are bought back or cancelled, a corresponding number of GNZL Shares or GPS Shares, as applicable, must be bought back or cancelled from the same shareholder(s). (d) No transfer of any GPS Shares or GNZL Shares can be registered unless there is a corresponding transfer from the same shareholder of the same number of GNZL Shares or GPS Shares, as applicable. 1.10 Stapling would not affect the rights attaching to each of the GPS and GNZL Shares under the Companies Act. Relevantly for shareholders, the votes attached to: (a) GPS Shares may only be exercised in respect of resolutions of GPS and may not be exercised in respect of resolutions of GNZL. (b) GNZL Shares may only be exercised in respect of resolutions of GNZL and may not be exercised in respect of resolutions of GPS. However, as shareholders would hold both GPS Shares and GNZL Shares, they will in effect be able to participate in and vote at meetings of both GPS and GNZL in their capacity as a shareholder of each company. 1.11 The practical impacts of a shareholder holding a Stapled Security include that: (a) Each shareholder will be a shareholder in both GPS and GNZL. (b) In order to dispose of GPS Shares or GNZL Shares, the corresponding number of GNZL Shares or GPS Shares, as applicable, would also need to be transferred to the same transferee. (c) Market disclosures via NZX may be made in respect of the Stapled Securities, but GPS and GNZL will continue to be obliged to make announcements under the Listing Rules according to the nature of the disclosure (eg announcements about the declaration of a dividend or the passing of a resolution at a meeting of shareholders would be made by the relevant company). (d) The only quoted price of GPS Shares and GNZL Shares on the NZX Main Board will be the quoted price for Stapled Securities. (e) The materiality of "Material Information" for continuous disclosure purposes under the Listing Rules will be assessed against the potential effect on the price of Stapled Securities, as there will not be a separate quoted price available for each of the GPS Shares and the GNZL Shares. (f) Under an exemption from the FMA that has been granted, group financial statements would be prepared and published in respect of the Stapled Group rather than separate group financial statements for GNZL and separate financial statements for GPS. (g) A holder of a Stapled Security would be entitled to attend, or vote by proxy at, the separate meetings of shareholders of each of GPS and GNZL. For some transactions involving the Stapled Group (eg an issuance of shares being made with shareholder approval under the Listing Rules), resolutions might be required from the shareholders of each of GPS and GNZL in respect of the same matter. In that case, the relevant transaction will only be able to proceed if shareholders of both GPS and GNZL approve the respective resolutions. 1.12 Shareholders would separately be entitled to receive: (a) any dividends or other distribution in respect of GPS Shares based only upon their holding of GPS Shares; and (b) any dividends or other distribution in respect of GNZL Shares based only upon their holding of GNZL Shares.

13 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 1.13 Distributions of GPS and GNZL would be separate, reflecting the fact that GPS and GNZL are separate legal entities. The treatment of the respective distributions from GPS and GNZL under New Zealand tax law will reflect each company's individual tax status. In summary: (a) GPS will be an ordinary company for New Zealand tax purposes. Withholding taxes (ie resident withholding tax and non-resident withholding tax, as appropriate) may be deducted from dividends and other distributions to shareholders in GPS. New Zealand resident holders of GPS Shares may have additional tax to pay on dividends from GPS if they have a personal tax rate higher than the company tax rate. (b) GNZL will be a listed PIE for New Zealand tax purposes. Dividends and other distributions to shareholders in GNZL may be excluded from New Zealand tax, with the consequence that tax is effectively capped at 28% on the underlying taxable income of GNZL. Capital gains (if any) and untaxed income (eg due to tax depreciation) of GNZL may be distributed tax free to holders of GNZL Shares. 1.14 In addition to the returns that shareholders, as holders of Stapled Securities, would receive from the dividends or other distributions received in respect of their GPS and GNZL Shares, they would also receive returns from any increase in value of the Stapled Security on the NZX Main Board from acquisition to disposal of the Stapled Security. 1.15 However, there is no guarantee that dividends or other distributions will be made in respect of the GPS and GNZL Shares, and shareholders may suffer a loss if they dispose their Stapled Securities at a price lower than the price at which they acquired the Stapled Securities. Implications of the Transaction 1.16 The Transaction will deliver the following tangible benefits for investors: (a) GMT is a listed PIE under the Income Tax Act. This regime benefits certain New Zealand investors as dividends received can be excluded from their tax returns, and their tax rate is effectively capped at 28%, compared with a tax rate of up to 39% on distribution of profits by an ordinary company. To maintain PIE status, GMT must continue to satisfy all the PIE eligibility requirements on an ongoing basis. GMT now has income and investments that are classified as both qualifying and non-qualifying for the purposes of PIE eligibility as set out under the Income Tax Act. Moving to a Stapled structure under the Transaction will allow for additional future growth while ensuring investors retain the tax benefits available under New Zealand's PIE regime by GNZL being a listed PIE. (b) The Transaction will assist us to pursue our strategy to leverage income diversification and earnings growth by pursuing active investment opportunities, alongside our passive property investments. The Transaction will ensure the fees generated through our capital partnerships and more active investment activities combined with our operational businesses will benefit investors without adversely affecting the PIE treatment that investors receive from our property ownership business. Further details are set out in Section 8 of Part 1 of the Explanatory Notes. (c) There will no longer be a separate licensed supervisor and licensed manager of GMT as required by the FMC Act. (d) The fees and associated expenses payable to the Supervisor and GMT Shareholder will no longer be payable: (i) The Supervisor is entitled to be paid a fee (including in respect of any matters of a non-routine nature) and to be reimbursed for costs and expenses incurred in acting as Supervisor. In the financial year ended 31 March 2025, the Supervisor fee amounted to $517,008. In the six months to 30 September 2025, the Supervisor fee amounted to $256,955. Because there will no longer be a need for a supervisor under the FMC Act, it will not be necessary for this fee and associated expenses to be paid to the Supervisor in that capacity. (ii) The shares in GPS are currently held by GMT Shareholder. GMT Shareholder is currently paid a fee of $15,330 per annum, subject to annual CPI adjustment. Supplementary fees are also payable to GMT Shareholder, on a time and attendance basis, for any matters of a non-routine nature or outside the scope of the Shareholding Deed. GMT Shareholder is also entitled to be reimbursed for any legal costs and expenses incurred. Because there will no longer be a need for an external shareholder of GPS, it will not be necessary for this fee and associated expenses to be paid to GMT Shareholder in that capacity.

14 EXPLANATORY NOTES PART 1: DETAILS OF THE TRANSACTION -- continued (e) GPS will no longer be required to be licensed to act as a manager of a registered scheme under the FMC Act. It will therefore no longer be necessary for GPS to pay the FMA levies that apply to it as a licensed manager, which are currently $205,000 per annum and which GPS recovers from GMT. (f) GPS and GNZL will be subject to the Takeovers Code, and the shareholders will enjoy the protections of the Takeovers Code. The Takeovers Code is generally regarded as providing a greater degree of protection and participation for minority shareholders in a takeover than under the Listing Rules. In addition, under the Takeovers Code, a company is entitled to recover its costs in respect of a takeover offer made for the company. 1.17 A more detailed review of the principal differences between GMT (as a managed investment scheme) and GPS and GNZL (as companies) is set out in Part 4 of the Explanatory Notes. 1.18 The risks and potential disadvantages associated with the Transaction are set out in Part 5 of these Explanatory Notes. 2. Transaction Structure Key Steps 2.1 The Transaction involves the corporatisation of GMT, through moving the business of GMT from a trust structure governed by the Trust Deed and the FMC Act to a company structure governed by the Companies Act, under which GPS would undertake the property and funds management business and other active investment activities and GNZL would undertake the property ownership business, and the contemporaneous stapling of the securities of GPS and GNZL. 2.2 If the Resolution is approved and the other conditions set out in Section 5 of Part 1 of the Explanatory Notes are satisfied, the key steps to effect the Corporatisation and Stapling are set out below. The key steps will occur in the order set out below, but taking effect contemporaneously (other than Step 1 and any sale by the Sale Agent of the Stapled Securities through the on market sale facility referred to in Step 7). STEP 1: GNZL and GNZ Finco are incorporated (a) GNZL is incorporated as a subsidiary of GMT Shareholder. The GNZL Shares will be held by GMT Shareholder. GNZ Finco is incorporated as a subsidiary of GNZL. This step has already been implemented. STEP 2: GMT makes distribution to Unitholders (b) GMT declares a distribution to Unitholders equal to the market value of its shareholding in Goodman (Highbrook) Limited, Goodman Property Aggregated Limited, GMT Penrose Limited and Highbrook Limited (together, the "Property Holding Companies") and GMT Bond Issuer Limited ("GMB"). The distribution is left as a debt owing from GMT to Unitholders ("Receivable"). STEP 3: Receivable is transferred and GNZL is capitalised (c) The Receivable is transferred from Unitholders to GMT Shareholder, on the basis that doing so facilitates the broader arrangement that will ultimately result in them acquiring Stapled Securities (or, if paragraph 2.2(h)(i) below applies, receiving the proceeds from the on market sale of their Stapled Securities). (d) GMT Shareholder transfers the Receivable to GNZL, in exchange for the issue of GNZL Shares to GMT Shareholder. As a result of this step, the number of GNZL Shares on issue will be equal to the total number of Units on issue3. 3 On 17 February 2026, GPS, as manager of GMT, announced an on-market unit buyback programme. Any units bought back prior to the end of the trading day on 30 March 2026 will be cancelled upon acquisition. Therefore, the total number of units on issue in GMT and the total number of GNZL Shares issued at this step will be reduced by the number of units bought back.

15 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 STEP 4: GMT sells the Property Holding Companies and GMB to GNZL (e) GMT transfers the shares in the Property Holding Companies and GMB to GNZL at market value (being the amount of the Receivable) and GNZL pays the purchase price by way of set-off against the Receivable (which is owing from GMT to GNZL). STEP 5: GPS undertakes a share split (f) GPS will undertake a share split so that the total number of shares on issue in GPS is equal to the total number of GNZL Shares ("Share Split"). STEP 6: GNZL Shares and GPS Shares are Stapled (g) GMT Shareholder contractually and constitutionally staples the GNZL Shares and the GPS Shares ("Stapled Securities") on a one-for-one basis. The constitution of each of GNZL and GPS will be replaced with a constitution in a form as described in Schedule 1. STEP 7: GMT Shareholder transfers Stapled Securities to Unitholders (h) GMT Shareholder transfers Stapled Securities to Unitholders as follows: (i) in respect of Unitholders whose addresses are in a jurisdiction other than Australia or New Zealand or any other Eligible Jurisdictions where compliance with securities law has been confirmed ("Ineligible Holders"), the Stapled Securities will be transferred to the Sale Agent, with the Sale Agent selling or procuring the sale of the Stapled Securities through an on market sale facility; and (ii) in all other cases, directly to the Unitholders, on a one Stapled Security for one Unit basis. (i) The Stapled Securities are quoted on the NZX Main Board under a single ticker code, "GNZ". STEP 8: Redemption and cancellation of Units (j) Each Unitholder is deemed to have given a redemption notice in respect of all of their Units, and all Units will be redeemed with no amount payable because, at the time the Units are redeemed, the Units have no value given the distribution under Step 2. All Units redeemed will be cancelled upon redemption. (Steps 1 to 8 together are the "Transaction"). 2.3 By approving the Resolution, Unitholders agree to transfer the Receivable to GMT Shareholder under paragraph 2.2(c) and direct GMT Shareholder to effect the Share Split, the Stapling and distribution of the Stapled Securities under paragraphs 2.2(f) to 2.2(h). 2.4 Promptly following Completion, GPS will make a written request to the FMA to cancel GMT's registration as a registered scheme under the FMC Act and will then subsequently wind up GMT. 2.5 The current structure of the Group, the Transaction steps, and the resulting structure post-Transaction is set out on the following pages. 2.6 A product disclosure statement in respect of the offer of Stapled Securities is available on the offer register at https://disclose-register.companiesoffice.govt.nz/. GMT Shareholder is the offeror of the Stapled Securities. GNZL is the issuer of the GNZL Shares and GPS is the issuer of the GPS Shares. 2.7 A copy of the product disclosure statement in respect of the offer of Stapled Securities will be provided to any Unitholder in any Eligible Jurisdiction on request and without charge.

16 EXPLANATORY NOTES PART 1: DETAILS OF THE TRANSACTION -- continued

17

Goodman Property Trust | Notice of Special Meeting and Explanatory Notes | 27 February 2026

# CURRENT STRUCTURE


Unitholders
Goodman Property Trust*
100%
Goodman (Highbrook) Limited**
Highbrook Limited
GMT Penrose Limited
Goodman Property Aggregated Limited
GMT Bond Issuer Limited
100%
Goodman Nominee (NZ) Limited
Goodman Nominee (NZ) No. 2 Limited
GMT NewCo Limited
GMT NewCo No. 2 Limited
GMT NewCo No. 3 Limited
GMT NewCo No. 4 Limited
71%
50%
50%
100%
GNZ Highbrook General Partner Limited
Highbrook Development Limited
100%
Highbrook Management Limited
Highbrook Business Park Limited
Public Trust
100%
GMT Shareholder Nominee Limited
100%
Goodman Property Services (NZ) Limited

*Covenant Trustee Services Limited as trustee of the Goodman Property Trust.

**Goodman (Highbrook) Limited's investment in Goodman NZ Highbrook Limited Partnership is not showing.

# TRANSACTION STEPS

## STEP 1


Unitholders
Goodman Property Trust*
100%
Goodman (Highbrook) Limited**
Highbrook Limited
GMT Penrose Limited
Goodman Property Aggregated Limited
GMT Bond Issuer Limited
100%
Goodman Nominee (NZ) Limited
Goodman Nominee (NZ) No. 2 Limited
GMT NewCo Limited
GMT NewCo No. 2 Limited
GMT NewCo No. 3 Limited
GMT NewCo No. 4 Limited
71%
50%
50%
100%
GNZ Highbrook General Partner Limited
Highbrook Development Limited
100%
Highbrook Management Limited
Highbrook Business Park Limited
Public Trust
100%
GMT Shareholder Nominee Limited
100%
Goodman New Zealand Limited
Goodman Property Services (NZ) Limited
100%
GNZ Finco Limited
GNZL is incorporated.
GNZ Finco is incorporated as a subsidiary of GNZL.

*Covenant Trustee Services Limited as trustee of the Goodman Property Trust.

**Goodman (Highbrook) Limited's investment in Goodman NZ Highbrook Limited Partnership is not showing.

18
EXPLANATORY NOTES
PART 1: DETAILS OF THE TRANSACTION — continued

## STEPS 2 - 6


Unitholders
Unitholders transfer Receivable to GMT Shareholder
GMT declares a distribution to Unitholders equal to market value of GMT's investment in subsidiaries ('Receivable')
Public Trust
100%
Goodman Property Trust*
GNZL acquires GMT's investment in subsidiaries (funded by GMT receivable)
100%
GMT Shareholder Nominee Limited
Goodman (Highbrook) Limited**
Highbrook Limited
GMT Penrose Limited
Goodman Property Aggregated Limited
GMT Bond Issuer Limited
Receivable transferred to GNZL in exchange for shares
100%
100%
Goodman Nominee (NZ) Limited
Goodman Nominee (NZ) No. 2 Limited
GMT NewCo Limited
GMT NewCo No. 2 Limited
GMT NewCo No. 3 Limited
GMT NewCo No. 4 Limited
Goodman New Zealand Limited
Goodman Property Services (NZ) Limited
Shares in GNZL and GPS are constitutionally stapled
GPS undertakes a share split
71%
50%
50%
100%
100%
GNZ Highbrook General Partner Limited
Highbrook Development Limited
GNZ Finco Limited
100%
Highbrook Management Limited
Highbrook Business Park Limited

## STEP 7


Stapled Securities transferred to Unitholders (or sold on open market on behalf of overseas Unitholders in jurisdictions deemed ineligible to receive Stapled Securities)
Public Trust
100%
Unitholders
GMT Shareholder Nominee Limited
Stapled companies
100%
Goodman New Zealand Limited
Goodman Property Services (NZ) Limited
100%
Goodman (Highbrook) Limited
Highbrook Limited
GMT Penrose Limited
Goodman Property Aggregated Limited
GMT Bond Issuer Limited
GNZ Finco Limited
100%
Goodman Nominee (NZ) Limited
Goodman Nominee (NZ) No. 2 Limited
GMT NewCo Limited
GMT NewCo No. 2 Limited
GMT NewCo No. 3 Limited
GMT NewCo No. 4 Limited
71%
50%
50%
100%
GNZ Highbrook General Partner Limited
Highbrook Development Limited
100%
Highbrook Management Limited
Highbrook Business Park Limited

19 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 RESULTING STRUCTURE ON THE COMPLETION OF THE TRANSACTION KEY PIE side Non-PIE side * To be renamed GNZ Bond Issuer Limited on completion of the Transaction Stapled Securities listed on NZX Main Board under a single ticker code (GNZ) Goodman New Zealand Limited Goodman Property Services (NZ) Limited 100% Goodman (Highbrook) Limited Highbrook Limited GMT Penrose Limited Goodman Property Aggregated Limited GMT Bond Issuer Limited* GNZ Finco Limited 71% Goodman NZ Highbrook Limited Partnership 100% Goodman Nominee (NZ) Limited Goodman Nominee (NZ) No. 2 Limited GMT NewCo Limited GMT NewCo No. 2 Limited GMT NewCo No. 3 Limited GMT NewCo No. 4 Limited 71% GNZ Highbrook General Partner Limited 50% 50% Highbrook Development Limited 100% Highbrook Management Limited 100% Highbrook Business Park Limited POST TRANSACTION STRUCTURE KEY PIE side Non-PIE side Shareholders Stapled Securities listed on NZX Main Board under a single ticker code (GNZ) Goodman New Zealand Limited Goodman Property Services (NZ) Limited Passive property subsidiaries Active investment subsidiaries

20 EXPLANATORY NOTES PART 1: DETAILS OF THE TRANSACTION -- continued 3. The Resolution THE RESOLUTION: Transaction and Trust Deed Amendments and cancelling GMT's registration as a registered scheme 3.1 The Resolution authorises: (a) GPS, the Supervisor and GMT Shareholder to do everything required to give effect to the Transaction (including to make amendments to the Trust Deed and to terminate the Shareholding Deed); (b) the transfer by Unitholders of the Receivable to GMT as part of the Transaction; and (c) the cancellation of GMT's registration as a registered scheme. This will mean the FMC Act will cease to apply to GMT. GPS will then take steps to wind up GMT. 3.2 The Resolution requires approval by an Extraordinary Resolution of Unitholders because: (a) the Transaction involves GMT Shareholder effecting a reorganisation of GPS Shares (via the Share Split), disposing of all GPS Shares to Unitholders and exercising its voting rights in respect of GPS Shares to (amongst other matters) revoke GPS' constitution and adopt a replacement constitution. Under the Shareholding Deed, GMT Shareholder may only take these actions in accordance with a direction from Unitholders. Unitholders may exercise their power to give this direction to the GMT Shareholder by means of an Extraordinary Resolution passed at a meeting of Unitholders in accordance with clause 24.39(b) of the Trust Deed; (b) the Transaction requires an amendment to the Trust Deed (as detailed in paragraph 4 of Part 1 of the Explanatory Notes). Clause 28.1(f) of the Trust Deed permits amendments to the Trust Deed which are approved by Extraordinary Resolution of Unitholders; (c) the Shareholding Deed will be terminated upon Completion. Clause 4.1 of the Shareholding Deed gives Unitholders the power to direct GMT Shareholder to terminate the Shareholding Deed by means of an Extraordinary Resolution passed at a meeting of Unitholders in accordance with clause 24.39(b) of the Trust Deed; and (d) section 195(1)(c)(i) of the FMC Act provides that the FMA may direct the registration of GMT as a registered scheme be cancelled on the written request of GPS (as manager of GMT), if the Supervisor certifies the cancellation has been approved by a special resolution of Unitholders. 3.3 The Transaction also requires approval of Unitholders under each of: (a) Listing Rule 4.14.1(d). This Listing Rule permits GMT to redeem Units under Step 8 of the Transaction by way of approval of Unitholders in accordance with Listing Rule 4.16.1. Listing Rule 4.16.1 requires the precise terms and conditions of the redemption to be approved by resolution (passed by a simple majority of votes) of Unitholders. (b) Listing Rule 5.1.1(b). This Listing Rule provides that GMT must not, without the prior approval of Unitholders passed by Ordinary Resolution (as that term is defined in the Listing Rules), enter into any transaction, or a related series of transactions, to sell or otherwise dispose of assets where the transaction or related series of transactions involves a gross value of above 50% of the average market capitalisation of GMT. As GMT will be selling the Property Holding Companies and GMB to GNZL under Step 4 of the Transaction, Listing Rule 5.1.1(b) will be triggered. Recommendation of the Directors 3.4 The directors of GPS believe the Transaction offers both immediate and long-term benefits to Unitholders and unanimously recommend that you approve the Transaction by voting in favour of the Resolution. 3.5 The Resolution shall take effect if it is passed by Extraordinary Resolution. Implications of the Resolution not being passed 3.6 The Transaction is conditional upon Unitholder approval and will only proceed if the Resolution set out in this Notice of Meeting is approved by the requisite majority, and the other conditions set out in paragraph 5.1 of Part 1 of the Explanatory Notes are satisfied.

21 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 3.7 If the Resolution is not approved (or if any of the conditions set out in paragraph 5.1 of Part 1 of the Explanatory Notes is not satisfied), the Transaction will not proceed and GMT will remain in existence and will continue to be governed by the Trust Deed and the FMC Act. As GMT is a PIE for tax purposes there are restrictions on the nature of activities it can undertake to derive income. Broadly, these limit GMT to no more than 10% of its income being from non-PIE qualifying activities. PIE activities are generally passive in nature, including the earning of rental income from investment in real estate. Accordingly, GMT will be limited in its ability to pursue new growth opportunities and to grow its property funds management business and/or operational business. This will mean that GMT's future earnings may be lower than would be the case if the Transaction proceeds. Implications of the Resolution being passed 3.8 If the Resolution is approved, the Transaction will proceed and all Unitholders (other than Ineligible Holders) will receive Stapled Securities, even if the Unitholder did not vote in favour of the Resolution. 4. Amendments to the Trust Deed 4.1 If the Resolution is passed, the Supervisor and GPS will enter into a Supplemental Deed to the Trust Deed to empower the Supervisor and GPS to do everything necessary to effect the Transaction. The amendments are necessary in order for the Transaction to proceed. 4.2 The amendments will take the form of: (a) the deletion from clause 17.2(a) of the Trust Deed the words "(provided such new shareholder holds the required licence or authorisation to act in such capacity in compliance with any applicable laws, including under the Act and enters into the Shareholding Deed)"; (b) the deletion from clause 24.39(b)(i) of the Trust Deed the words "(provided such new shareholder holds the required licence or authorisation to act in such capacity in compliance with any applicable laws, including under the Act)"; (c) the deletion from clause 24.39(b) of the Trust Deed the words "or Unit Holders in their capacity as such"; (d) the addition to the Trust Deed of a new clause 40, reading as follows: "40. CORPORATISATION AND STAPLING TRANSACTION 40.1 Paramount provision: This clause 40 prevails over any other provision of this deed. 40.2 Transaction: The Supervisor and the Manager may do anything either of them considers necessary or desirable to give effect to the Transaction (as that term is defined in the Notice of Meeting dated 27 February 2026 sent to Unit Holders). 40.3 Redemption of Units: Without limiting clause 40.2, the Manager may cause the Supervisor to redeem Units in order to effect the Transaction. The Supervisor shall comply with any direction of the Manager given in order to effect that redemption. Clause 8 will not apply to such redemption and no monies will be paid to Unit Holders upon such redemption. The number of Units redeemed shall be cancelled as at the date of redemption. 40.4 Governance and activities of Manager following the Transaction: Upon the Transaction taking effect, clause 25 (relating to the appointment of directors of the Manager), and the restrictions imposed on the Manager in clause 17.3 (which restricts the function of the Manager), clause 18.1 and clause 23.4 (which both provide for the Manager to operate on a break even basis) and clause 25 (which relates to the appointment and removal of directors), shall cease to apply to the Manager." 4.3 While no monies are payable to Unitholders for the Units redeemed, the redemption forms part of the broader arrangement that will ultimately result in Unitholders either receiving Stapled Securities or receiving the proceeds from the on-market sale of their Stapled Securities.

22 EXPLANATORY NOTES PART 1: DETAILS OF THE TRANSACTION -- continued 5. Conditions of the Transaction 5.1 The Transaction is subject to a number of conditions. If any of these conditions are not satisfied, the Transaction will not proceed. These conditions are: (a) Unitholders passing the Resolution in this Notice of Meeting relating to the Transaction by Extraordinary Resolution. (b) NZX granting quotation of the Stapled Securities on the NZX Main Board. (c) Holders of bonds issued by GMB approving changes to the terms of the bonds and related security, guarantee and lending arrangements. (d) GMT's bank lenders and hedge counterparties approving the Transaction and amendments to novate the bank financing and hedging from GMT to GNZ Finco at Completion and the amendments to the GGSD and the Security Trust Deed (as defined in paragraph 3.2 of Part 3 of the Explanatory Notes). The bank lenders and hedge counterparties have granted in principle consent for the Transaction and to the contemplated amendments to the finance documents under consent letters, subject to conditions precedent. (e) Inland Revenue issuing a finalised product ruling, issued on terms acceptable to GMT / the Directors, that the distribution of the Receivable will be excluded from tax for: (i) Unitholders that are resident in New Zealand and are a natural person or a trustee and do not include the amount as income in a tax return; and (ii) Unitholders not described above, to the extent to which the distribution is more than the amount that is fully imputed. (f) The Overseas Investment Office ("OIO") providing an exemption from the requirement for OIO consent under the Overseas Investment Act 2005 for the Transaction. 6. FMA Exemptions 6.1 The FMA has granted certain exemptions to the FMC Act and the FMC Regulations in respect of the Transaction proposal (the "FMA Exemptions"). 6.2 The details and conditions of the FMA Exemptions are discussed in Schedule 2. 7. NZX Listing, Listing Profile, and Listing Rule Waivers and Rulings 7.1 Quotation of the Stapled Securities on the NZX Main Board is expected to commence on 7 April 2026 under a single ticker code, "GNZ". NZX Listing 7.2 Subject to the Transaction being approved by the Unitholders and: (a) the GPS Board and GNZL Board and NZX approving GPS and GNZL's applications to have the Stapled Securities quoted on the NZX Main Board, GNZL will enter into a listing agreement with NZX (noting that GPS will remain subject to its existing listing agreement with NZX); and (b) the approval of the Supervisor in accordance with clause 3.3(d) of the Trust Deed, GPS will request with NZX to cancel GMT's listing with effect on and from Completion. NZX accepts no responsibility for any statement in these Explanatory Notes. Listing Profile 7.3 If the Transaction is approved by Unitholders, the following documents will be filed with NZX: (a) these Explanatory Notes; (b) an additional information document disclosing the outcome of the Resolution and any material changes to the information contained in this Notice of Meeting ("Additional Information Document"); and

23 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 (c) a certificate from the directors of GPS and GNZL that all material information is included in the Notice of Meeting (read in conjunction with the Additional Information Document). Together these will form the profile required under the Listing Rules for the purposes of the listing of GPS and GNZL. NZX Waivers and Rulings 7.4 The NZX has granted GMT a waiver from Listing Rule 2.10.1 in respect of the Transaction (the "Transaction Waiver"), and has also agreed to grant the Stapled Group standing waivers and rulings in respect of the Listing Rules to allow the Stapled Group to operate as intended following Completion (the "Standing Waivers", and together with the Transaction waiver, the "NZX Waivers and Rulings"). 7.5 The details and conditions of the NZX Waivers and Rulings are discussed in Schedule 2. 7.6 Details of the existing waivers and rulings granted by NZX to GMT and what will happen to these waivers and rulings following Completion is discussed in Section 5 of Part 4 of the Explanatory Notes. 7.7 For so long as GMT remains listed, it will continue to meet its continuous disclosure obligations under the NZX Listing Rules. 8. Tax Binding Ruling on Stapling 8.1 To ensure there are no adverse consequences from the Transaction for the future listed PIE status of GNZL, together GMT, GPS and GNZL sought and have received a private ruling from Inland Revenue that the proposed Stapling is not a tax avoidance arrangement to circumvent the loss of PIE taxation treatment for GNZL ("Private Ruling"). The Private Ruling is subject to the condition that, for each direct investment of GNZL that consists of shares in a company: (a) the company is and will be a PIE, an entity that qualifies for PIE status, a foreign PIE equivalent or a land investment company; (b) the investment in the company does not exceed the maximum investment requirements in sections HM 13(2) or (3) of the Income Tax Act 2007; or (c) the market value of GNZL's investment in that company, aggregated with all other direct investments held by GNZL in other companies that do not satisfy condition (a) or (b) above, is less than 10% of the total market value of all GNZL's investments. 8.2 The Private Ruling is limited to the Stapling aspect of the Transaction and consideration of the continued application of PIE tax status for GNZL under the Stapling arrangements, as this was considered to be the key area of tax uncertainty. 8.3 The Private Ruling is subject to the validity of certain facts about the Stapling that were provided by GMT, GPS and GNZL to Inland Revenue, and compliance with the conditions outlined in the Private Ruling. The Private Ruling is valid for a period of three years from the date of the Private Ruling (being 19 February 2026) and will need to be renewed. Product Ruling on GMT distribution to Unitholders 8.4 To confirm the income tax treatment of the distribution from GMT to Unitholders at Step 2 of the Transaction, GMT sought and expects to obtain a product ruling from Inland Revenue that the distribution of the Receivable will be excluded income for: (a) Unitholders that are resident in New Zealand and are a natural person or a trustee and do not include the amount as income in a tax return; and (b) Unitholders not described above, to the extent to which the distribution is more than the amount that is fully imputed, ("Product Ruling"). 8.5 GMT will make the Product Ruling available to Unitholders once it is finalised. In addition, Inland Revenue will separately be required to publish the Product Ruling once it is finalised.

24 EXPLANATORY NOTES PART 1: DETAILS OF THE TRANSACTION -- continued Tax Rationale for the Transaction 8.6 As a listed PIE, New Zealand tax is payable by GMT on its taxable income at 28%. The effect of being a listed PIE is that Unitholders will not pay more than an effective rate of New Zealand tax of 28% of GMT's underlying total income (including on distributions of this income to Unitholders), even if they have a 33% or 39% personal tax rate. GMT's capital gains (if any) and any untaxed income (eg due to tax depreciation) can also be paid out tax free to Unitholders. Therefore, there are important New Zealand taxation advantages to Unitholders (particularly those Unitholders with personal tax rates greater than 28%) from GMT retaining its listed PIE status. 8.7 In order to remain a listed PIE, GMT must comply with certain income and investment restrictions set out in the Income Tax Act. GMT must ensure that at least 90% of its total income is derived from property investments (or other qualifying investments, such as shares in its property holding subsidiaries) and be of a prescribed kind (eg, property rental income other than from associated parties, and dividends from subsidiaries). Any non-qualifying income must be no more than 10% of GMT's total income. 8.8 The management services fees GMT, through GPS, earns do not qualify as the prescribed kinds of qualifying income for a PIE. Therefore, if GPS grew its management services business such that it constituted more than 10% of GMT's total income, GMT would risk losing its PIE status. The loss of PIE status would have adverse consequences for Unitholders, as future distributions (including the distribution of capital gain amounts or untaxed income that are currently able to be received by Unitholders without the need to pay further tax due to GMT's current PIE status) would likely be taxable as dividends at personal tax rates up to 39% (the highest New Zealand personal tax rate at the date of these Explanatory Notes). 8.9 As noted above, GMT's current structure limits the scope to pursue new growth opportunities, such as the management of further third-party investment partnerships, without breaching GMT's listed PIE status. The loss of PIE status would have significant commercial implications for GMT, as GMT believes the loss of PIE status in relation to its property investment portfolio will affect the overall attractiveness of GMT as a listed investment. 8.10 The Transaction has been proposed to provide a corporate structure that can support our commercial objectives to pursue growth in non-qualifying income and investments, while also ensuring PIE status can be maintained. Tax Effects of Transaction 8.11 GMT will be a listed PIE at the time of the distribution of the Receivable. As discussed above, one of the conditions of the Transaction is GMT obtaining the Product Ruling, on terms acceptable to GMT, confirming the tax treatment of the distribution of the Receivable to Unitholders. The Product Ruling should confirm that the distribution is excluded income in accordance with paragraph 10.4 of Part 1 of these Explanatory Notes. 8.12 If the Transaction is implemented: (a) GNZL would be a listed PIE for New Zealand tax purposes. Accordingly, GMT Unitholders should see no difference in the New Zealand tax treatment of their GNZL Shares relative to their GMT Units. (b) GPS will be an ordinary company (ie not a PIE) for New Zealand tax purposes. This means: (i) GPS would pay tax on its net taxable income at 28% (or the New Zealand company taxation rate at the time, if different). (ii) Tax paid on GPS' income will generate imputation credits, which can be attached to dividends (if any) paid by GPS to shareholders. (iii) Withholding taxes (ie resident withholding tax and non-resident withholding tax, as appropriate) may be deducted from dividends and other distributions to shareholders in GPS. 8.13 New Zealand resident holders of GPS Shares will be taxed on dividends paid on their GPS Shares at their marginal tax rates with a tax credit for imputation credits and resident withholding tax deducted (if any). One potential disadvantage with the Transaction is that New Zealand resident holders of GPS Shares may have additional tax to pay on dividends from GPS if they have a personal tax rate higher than the company tax rate. Currently, no additional tax is payable on dividends from GMT due to its PIE status.

25 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 8.14 Non-resident holders of GPS Shares will have non-resident withholding tax deducted, but may receive a supplementary dividend to offset any New Zealand withholding tax if GPS elects, and is able, to utilise the supplementary dividend regime. Australian capital gains tax rollover relief 8.15 GMT and GNZL will jointly choose to obtain Australian capital gains tax roll-over under subdivision 124-N of the Income Tax Assessment Act 1997 (Aus). 9. Financial Effects of the Transaction 9.1 All expenses incurred by GMT in relation to the Transaction will effectively be borne by GPS and GNZL if the Transaction proceeds or by GMT if it does not proceed. The total expenses are estimated to be $3.5 million and comprise NZX Listing Fees, NZX and FMA time-based fees, legal fees, the Supervisor's and GMT Shareholder's fees, insurance costs, accounting and taxation advisory fees, printing, postage and meeting costs and other expenses. 9.2 As the Transaction is an internal reorganisation which does not involve any transfer of value, no independent appraisal report has been obtained. 10. Information for Ineligible Holders 10.1 The Unitholders in the following jurisdictions are eligible to receive Stapled Securities: (a) New Zealand; (b) Andorra; (c) Australia; (d) Austria; (e) Canada; (f) China; (g) Denmark; (h) France; (i) French Polynesia; (j) Germany; (k) Hong Kong; (l) Ireland; (m) Japan; (n) Luxembourg; (o) Malaysia; (p) the Netherlands; (q) New Caledonia; (r) Norway; (s) Portugal; (t) Singapore; (u) Sweden; (v) Switzerland; (w) Taiwan; (x) Thailand; (y) United Kingdom; and (z) United States of America, ("Eligible Jurisdictions"). 10.2 Additional considerations for Unitholders in Eligible Jurisdictions outside of New Zealand are set out in Schedule 3. 10.3 Unitholders located outside of the Eligible Jurisdictions are not eligible to receive Stapled Securities and are Ineligible Holders. Stapled Securities that would otherwise have been issued to Ineligible Holders will be transferred to the Sale Agent at Completion, which shall be dealt with as described in paragraph 10.5 on the next page. 10.4 Ineligible Holders will be entitled to vote on the Resolution, and will also receive a product disclosure statement relating to the offer of Stapled Securities (other than any Ineligible Holders from the French Southern Territories).

26 EXPLANATORY NOTES PART 1: DETAILS OF THE TRANSACTION - continued 10.5 Following Completion and as soon as reasonably practicable after the Stapled Securities commence trading on the NZX Main Board, the Sale Agent will sell or procure the sale of all the Stapled Securities transferred to the Sale Agent, and remit the proceeds of the sale (less any applicable withholding or deductions required by law) to the Registrar to hold on trust for Ineligible Holders (the "Sale Facility"). The Registrar will then pay to the Ineligible Holders their pro rata proportion of the net proceeds of the Sale Facility (for each Ineligible Holder, the "Net Cash Proceeds"). 10.6 None of GMT nor the Sale Agent give any assurance as to the price that will be achieved for the sale of the Stapled Securities or the amount of Net Cash Proceeds to be received by the Ineligible Holders. The Net Cash Proceeds received by the Ineligible Holders will depend on the price at which the Stapled Securities can be sold by the Sale Agent at the relevant time and the amount of any applicable withholding or deductions required by law in connection with the sales under the Sale Facility. Accordingly, the cash amount received by an Ineligible Holder may be different (either more or less) than the value of the Stapled Securities they would have received if they were not an Ineligible Holder. Interest will not be paid on any Net Cash Proceeds. The payment of the Net Cash Proceeds will be in full satisfaction of the rights of Ineligible Holders to receive the Stapled Securities. 10.7 Importantly, the associated broking fees charged by the Sale Agent for the sale of all Stapled Securities on behalf of Ineligible Holders under the Sale Facility will be paid by the Stapled Group, ensuring that affected Unitholders do not bear any cost for participating in the Sale Facility. 10.8 Following the sale, Ineligible Holders may choose to acquire Stapled Securities on-market at their discretion, subject to applicable laws and brokerage arrangements. 10.9 Ineligible Holders should seek their own professional taxation advice regarding the applicability of New Zealand tax to the sale of their Stapled Securities under the proposed Sale Facility. Mainfreight and Mainfreight 2Home, Savill Link, ?t?huhu

27 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 PART 2: KEY DATES If Unitholders approve the Transaction, it is intended that Completion will occur on 7 April 2026. The key dates for the Transaction are set out below (assuming the Resolution is approved by Unitholders). Units cease trading on the NZX Main Board 30 March 2026 (close of business) Meeting 31 March 2026 Record Date for determining eligibility to receive Stapled Securities 2 April 2026 Implementation of Steps 2 - 8 of the Transaction (excluding any sale by the Sale Agent of the Stapled Securities through the on market facility) 7 April 2026 Stapled Securities transferred to Unitholders 7 April 2026 Stapled Securities are quoted on the NZX Main Board under ticker code "GNZ" 7 April 2026 Stapled Securities commence trading on the NZX Main Board 7 April 2026 These dates, and all other future dates in this Notice of Meeting are indicative only and are subject to change. Subject to the requirements of the FMC Act and Listing Rules, these dates may be amended by GMT at its absolute discretion.

28 PART 3: THE NEW CORPORATISED AND STAPLED GROUP 1. Business of the Group 1.1 If the Transaction is implemented, investors will continue to have an investment in a PIE with effectively the same assets and liabilities as those currently held by GMT, but with the benefit of direct ownership of the management business. The existing GPS Board will remain in place, with the directors of GPS also being the initial directors of GNZL. The assets of GPS and GNZL, and the people responsible for the management of GPS and GNZL, will be the same as the assets and people in respect of GPS and GMT before the Transaction. There will, however, no longer be an independent supervisor. 1.2 The Transaction will allow the Stapled Group to continue to grow its property funds management business alongside its passive property investment activities without jeopardising the PIE status. GPS will be able to provide more property fund management services to both the Stapled Group and property-owning vehicles which are not part of the Stapled Group, while ensuring GNZL retains its PIE status. GPS will also be able to provide more property fund management services to entities outside of the Stapled Group (subject to appropriate conflicts management arrangements being put in place). 1.3 The new structure will also enable GPS to pursue more active asset management and investment initiatives (which may include activities such as acquiring property assets to develop and sell) and generate greater fee revenue, without compromising the passive investment PIE status of GNZL. This allows the Stapled Group to remain tax-efficient while supporting the growth of the active asset management and investment business. 1.4 Notwithstanding the intention to engage in more active asset management and investment opportunities, the nature and objective of the underlying business will not change and will continue to be managed with the intention of providing investors with an attractive and reliable income stream, while maintaining and enhancing the quality of the Stapled Group's property portfolio through active management. 1.5 The principal risks applicable to business of the Stapled Group will be the same as the principal risks applicable to the business of GMT. These risks will essentially remain unchanged by the Transaction. 2. The Companies, Governance and Dividends Constitutions and Stapling Deed 2.1 If the Transaction is implemented GPS and GNZL will adopt new constitutions. These constitutions are to be in forms typical for companies which have their shares quoted on the NZX Main Board. The constitutions will also include provisions that will staple the GPS Shares and GNZL Shares together, therefore providing for the GPS Shares and GNZL Shares to be "constitutionally stapled". A summary of the constitutions is set out in Schedule 1. 2.2 If the Transaction is implemented, GPS and GNZL will enter into and give effect to the Stapling Deed. The Stapling Deed is intended to coordinate certain operational matters that GPS and GNZL have identified as requiring a joint decision of both the GPS Board and GNZL Board. The key terms of the Stapling Deed are set out in Schedule 1. Boards of the companies 2.3 The GPS Board and GNZL Board will initially consist of the same persons as the existing GPS Board, who are named in the Directory. This structure eliminates any disconnect between GPS and GNZL's strategic direction. It will also provide GNZL with the benefit of the experience and skill set of the existing GPS Board, with its members collectively contributing a diverse range of skills and backgrounds, including executive and governance roles at various property ownership and management companies and publicly listed companies.

29 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 2.4 The fee pool available to directors of GPS and GNZL will be the same as the current fee pool available to the directors of GPS. The current fee pool, which was approved at a meeting of Unitholders on 27 August 2024, is $1,070,000. This fee pool applies to the total remuneration to be provided to directors of both GPS and GNZL. 2.5 The fee pool can only be increased with the prior approval of an ordinary resolution of shareholders or otherwise in accordance with the Listing Rules. Dividend policy 2.6 The initial dividend policy of GPS and GNZL will be consistent with the existing approach taken by GMT. GPS and GNZL's objective is to provide shareholders with a consistent and stable dividend stream while maintaining financial flexibility through the property cycle. The current policy is to pay out between 80-90% of Cash Earnings as disclosed in each interim and annual result, and this will continue to be the policy for GPS and GNZL (based on the Cash Earnings of GPS and GNZL as a consolidated group). Auditors 2.7 The auditors of GPS and GNZL will initially be PricewaterhouseCoopers, who are the present auditors of GMT and GPS. 3. Bank facilities and other debt obligations of the Group 3.1 GMT's current debt obligations are: (a) the multi-option facility agreement dated 26 September 2025 between, amongst others, GMT as borrower, GPS as manager, Bank of New Zealand ("BNZ") and Westpac New Zealand Limited as lenders and BNZ as facility agent ("MOFA"); (b) its hedging arrangements provided by certain banks in the ISDA agreements between GMT and each of the hedge counterparties ("Hedging Arrangements"); and (c) GMT's wholly owned subsidiary, GMB, has four series of wholesale bonds ("Wholesale Bonds") and one series of retail bonds ("Retail Bonds") outstanding, each a "Bond" and together the "Bonds". The terms and conditions of each series of Bonds are set out in the master trust deed dated 6 November 2009 between GMB and Public Trust as amended from time to time ("Master Trust Deed"), as amended and supplemented by the separate supplemental trust deed for each series of the Bonds ("Supplemental Trust Deed"). GMB on-lends the proceeds of each series of the Bonds to GMT by way of an interest-bearing loan recorded in a relevant loan agreement (each a "Loan Agreement"). 3.2 The debt obligations are secured by: (a) the guarantee and general security deed dated 21 December 2006 between, among others, NZGT (GMT) Security Trustee Limited ("Security Trustee") and GMB, as amended from time to time ("GGSD"); (b) the security trust deed dated 24 March 2005 between, among others, GMT, the Security Trustee, The New Zealand Guardian Trust Company Limited and Public Trust (as amended and restated from time to time) ("Security Trust Deed"); (c) mortgages given by each subsidiary of GMT over their freehold and leasehold land in favour of the Security Trustee ("Mortgages"); and (d) in relation to the Bonds only, a guarantee entered into by GMT in favour of Public Trust in relation to that series of Bonds (each a "Bond Guarantee"). 3.3 The Stapled Group's debt levels are not expected to change as a direct result of the Transaction. Costs of the Transaction will be paid from cash balances held by the Stapled Group. 3.4 At Completion, the MOFA and Hedging Arrangements will be novated from GMT to GNZ Finco as the borrower. Other technical changes will be made to the MOFA and Hedging Arrangements at that time because the borrower will be a company not a trust and because the borrower will now be a subsidiary of the Stapled Group, rather than GNZL. GNZL and GPS will provide a guarantee in relation to the MOFA and the Hedging Arrangements.

30 EXPLANATORY NOTES PART 3: THE NEW CORPORATISED AND STAPLED GROUP - continued 3.5 In relation to the Bonds, the Transaction will require: (a) each Bond Guarantee to be replaced by new Bond Guarantees from GNZL and GPS and each Loan Agreement will be novated to GNZL; and (b) consequential mechanical amendments to be made to the Master Trust Deed and each Supplemental Trust Deed. 3.6 GMT's current Security Trustee will remain the security trustee for the Stapled Group following Completion. The MOFA has special status as the 'Senior Facility Agreement' under the Security Trust Deed. The Security Trust Deed will be amended to include the MOFA as novated to GNZ Finco and to reflect the new corporate structure. 3.7 The GGSD is currently set up so that each wholly owned subsidiary of GMT provides a guarantee of GMT's debts. At Completion, references to GMT will be replaced with references to GNZL and GPS and amendments will be required to reflect the new corporate structure. 3.8 We do not anticipate any amendments are required in relation to the Mortgages unless the financiers require any technical changes to reflect the new corporate structure. 4. On-market buyback programme 4.1 On 17 February 2026, GPS as manager of GMT announced an on-market Unit buyback programme commencing on 20 February 2026 and ending on the earlier of the date: (a) on which a vote is put to Unitholders to approve the Transaction; (b) on which the maximum aggregate amount of Units to be acquired have been acquired; or (c) which is 12 months after the date of the notice confirming the on-market Unit buyback programme is given on the NZX, ("Buyback Period"). 4.2 Under the on-market Unit buyback programme, GMT will make an offer on the NZX to all Unitholders to acquire Units at the prevailing market price from time to time during the Buyback Period and which will be conducted in accordance with the Trust Deed and the Listing Rules such that: (a) Units will only be acquired if the quoted price does not exceed the "Repayment Price" as set out in the Trust Deed (which is broadly the net asset value of GMT less the cost of selling assets of GMT, divided by the aggregate number of Units on issue); (b) the maximum number of Units that may be acquired under the on-market buyback will not exceed 15% of the Units on issue over 12 months prior to the commencement of the buyback; and (c) the number of Units purchased under GMT's on-market buyback from time to time will be notified to NZX on the business day following the date on which those Units are acquired. 4.3 Any Units bought back will be cancelled upon acquisition, and the total number of Units on issue will reduce accordingly. 4.4 If the Resolution is approved, the board of GPS and GNZL currently intend to re-approve a buyback programme in accordance with the requirements of the Companies Act which would allow the buyback period to continue for a total of 12 months from 20 February 2026.

31 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 PART 4: COMPARISON BETWEEN STATUS QUO AND NEW STRUCTURE The principal differences between GMT (as a registered managed investment scheme) and GPS and GNZL (as Stapled companies), and between the rights of Unitholders in GMT and shareholders of GPS and GNZL are set out below. 1. FMC Act 1.1 GMT is a registered managed investment scheme for the purposes of the FMC Act. The FMC Act requires that a registered managed investment scheme has a licensed supervisor and a licensed manager, with units being issued by the manager and held by unitholders. GMT is a trust (not a separate body corporate). The assets of GMT must be held in the name of the Supervisor, or an external custodian appointed by the Supervisor for the benefit of Unitholders, and are managed by GPS. 2. Companies Act 2.1 A company is a separate legal entity established as a body corporate with a board of directors. There is no direct linkage between shares in a company and the company's assets. Shareholders have the rights and obligations set out in the Companies Act and in a constitution, if adopted. 3. Comparison table 3.1 The table below sets out a comparison of the rights of Unitholders in respect of GMT, and of shareholders in respect of GPS and GNZL. SUBJECT GMT AS A TRUST GPS AND GNZL AS STAPLED COMPANIES MATERIAL DIFFERENCE Directors GMT does not have its own board of directors. It is managed by GPS under the control of the directors of GPS. The directors of GPS are required to retire by rotation and may stand for re-election by Unitholders in accordance with the Listing Rules. Subject to limited exceptions, directors of GPS may be removed if that removal has been approved by an ordinary resolution of Unitholders. GPS and GNZL will each have a board of directors who will be primarily responsible for the management of the business and affairs of GPS or GNZL (as applicable). The GNZL Board will initially consist of the same people who presently form the GPS Board (and going forward, the members of the GPS Board must mirror the members of the GNZL Board). The directors of GPS and GNZL will be required to retire by rotation and may stand for re-election by shareholders in accordance with the Listing Rules. No. Trustee / Independent Supervisor / Licensed Manager GMT is required to have a separate licensed supervisor. That role is performed by the Supervisor. GPS is required to be licensed by the FMA to act as manager of GMT. GPS and GNZL are not required to have a separate trustee or licensed supervisor. There is no requirement to have a licensed manager. Yes. There will be no separate licensed supervisor in respect of GPS and GNZL and no requirement to have a licensed manager. As a result, investors will not have the benefit of the independent supervisory oversight provided by the Supervisor.

32
EXPLANATORY NOTES
PART 4: COMPARISON BETWEEN STATUS QUO AND NEW STRUCTURE — continued

| SUBJECT | GMT AS A TRUST | GPS AND GNZL AS STAPLED COMPANIES | MATERIAL DIFFERENCE |
|---|---|---|---|
| **Fees** | GMT is required to pay fees and expenses to the Supervisor and GMT Shareholder as outlined in paragraph 1.16(d) of Part 1 of the Explanatory Notes and the levies to the FMA in respect of GPS as outlined in paragraph 1.16(e) of Part 1 of the Explanatory Notes.<br>GMT also pays the fees payable by GPS to its directors. | GPS and GNZL will pay fees to their directors. The fee pool available for the directors of GNZL and GPS going forward will be the same, in aggregate, as the current fee pool available to directors of GPS, and can be increased only with the approval of a resolution of shareholders or otherwise in accordance with the Listing Rules.<br>As the Supervisor and GMT Shareholder will no longer be required in the new structure, there will be no fees or expenses payable to them. | Yes. The Supervisor and GMT Shareholder fees and expenses, and GPS' FMA levies, will no longer be payable. |
| **Takeovers** | GMT is subject to the takeovers provisions in Appendix 3 of the Listing Rules. | GPS and GNZL will be subject to the Takeovers Code.<br>It would also be possible for a takeover of GPS and GNZL to be conducted by way of a scheme of arrangement under the Companies Act. | Yes. Under the Listing Rules takeovers provisions, there is currently no minimal level of acceptance required for an offer to proceed. Under the Takeovers Code, where the offeror holds or controls less than 50% of the Stapled Securities, a full or partial offer could only proceed if the acquirer receives acceptances that would take its holding or control to over 50% of the Stapled Securities (subject to limited exceptions). Furthermore, under the Takeovers Code, the ability for a person to increase their holding by up to 5% of the Stapled Securities in any 12-month period is only available to persons with a minimum holding of 50% (or less than 20% provided the increase will not take the person's holding to more than 20%) of the Stapled Securities (compared to 20% under the Listing Rules takeovers provisions). |
| **Restrictions on new Unit / share issues** | Under the Trust Deed, each Unit must be issued for an amount in value equal to the Issue Price, or where the Issue Price is to be partly paid, the Subscription Amount. | In most circumstances there is no minimum price below which GPS and GNZL cannot issue shares. However, the Companies Act (and in some cases the Listing Rules) requires the relevant board to confirm that any issue of GPS Shares or GNZL Shares (as applicable) is fair and reasonable to the company and all existing shareholders. | Yes. There is no minimum price for a new issue of shares in the case of GPS and GNZL. |

33 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 SUBJECT GMT AS A TRUST GPS AND GNZL AS STAPLED COMPANIES MATERIAL DIFFERENCE Restrictions on financial assistance by GMT / GPS and GNZL in connection with the acquisition of Units / shares GMT may provide financial assistance for the purposes of or in connection with the purchase of Units of GMT if the precise terms and conditions of the financial assistance have been approved by Unitholders in accordance with Listing Rule 4.16. The Companies Act restricts GPS and GNZL from providing financial assistance. To provide financial assistance, GPS and GNZL must satisfy the solvency test and in certain circumstances, the GPS Board and GNZL Board must resolve that any financial assistance is fair and reasonable to GPS or GNZL (as applicable). GPS and GNZL may continue to provide financial assistance for the purposes of or in connection with the purchase of Stapled Securities if the precise terms and conditions of the financial assistance have been approved by shareholders of GPS and GNZL in accordance with Listing Rule 4.16. No. Investment GMT may invest only in "Authorised Investments" as set out in the Trust Deed and the Statement of Investment Policy and Objectives ("SIPO"). There are no specific restrictions on GPS and GNZL's investments. Yes. However, it is not intended that the investment and management philosophy of GPS and GNZL will be different from that of GMT. A change to the essential nature of the business of GPS and GNZL will require the approval of an ordinary resolution of shareholders under Listing Rule 5.1. Minority buy-out rights Unitholders have no minority buy-out rights under the Trust Deed. Where a shareholder dissents in respect of certain matters requiring approval by a special resolution, that shareholder may require GPS and GNZL to buy-back the Stapled Securities. Yes. There are no minority buy-out rights in respect of GMT. Major transactions For so long as GMT remains listed, Listing Rule 5.1.1 requires GMT to obtain Unitholder approval by ordinary resolution for major transactions (broadly being a transaction, or a series of transactions, to acquire, sell, lease, exchange or otherwise dispose of assets which would significantly change the nature of GMT's business or involves a gross value above 50% of the average market capitalisation of GMT). Section 129 of the Companies Act requires GPS or GNZL to obtain shareholder approval by special resolution (requiring a 75% majority) for major transactions. For so long as GPS and GNZL remain listed, GPS and GNZL will also be subject to Listing Rule 5.1.1, requiring shareholder approval by ordinary resolution for major transactions (broadly being a transaction, or a series of transactions, to acquire, sell, lease, exchange or otherwise dispose of assets which would significantly change the nature of the business of the Stapled Group or involves a gross value above 50% of the average market capitalisation of the Stapled Group). Yes. The requirement for approval by a 75% majority for certain transactions does not apply in respect of GMT. A shareholder that votes against a special resolution which is passed to approve a major transaction has the right to require GPS and GNZL to purchase their Stapled Securities (see Minority buy-out rights above).

34 EXPLANATORY NOTES PART 4: COMPARISON BETWEEN STATUS QUO AND NEW STRUCTURE - continued SUBJECT GMT AS A TRUST GPS AND GNZL AS STAPLED COMPANIES MATERIAL DIFFERENCE Related Party Transactions / Interested Party Transactions The Trust Deed provides that no sale or disposal of GMT assets may be made to, nor purchase or acquisition of assets made from, GPS (as manager) or any related person of GPS unless the Supervisor is satisfied that the transaction is on normal commercial terms or terms as favourable to GMT as normal commercial terms, and in accordance with GMT's SIPO ("Interested Party Transactions"). These provisions are consistent with the requirements of section 173 of the FMC Act, which prohibits GPS (as manager of a registered scheme) from entering into transactions that provide for a related party benefit to be given. For so long as GMT remains listed, Listing Rule 5.2.1 also requires GMT to obtain Unitholder approval by ordinary resolution to enter into a Material Transaction if a Related Party is, or is likely to become, a direct party to the material transaction or a beneficiary of a guarantee or other transaction which is a Material Transaction. A Material Transaction is, broadly, a transaction, or a series of transactions, involving a gross value above 10% of the average market capitalisation of GMT, or a gross value above 1% of average market capitalisation of GMT if the transaction relates to services provided or received. Under the current structure, GPS is not treated as a Related Party of GMT for the purposes of Rule 5.2.1. GPS and GNZL will remain subject to Listing Rule 5.2.1. The Transaction will (without any ruling or waiver from the NZX Listing Rules) result in GPS being a Related Party of GNZL. However, NZX has agreed to grant GNZL and GPS a ruling under the NZX Waivers and Rulings on the definition of Related Party under the NZX Listing Rules, which will result in GNZL and GPS not being treated as a Related Party of each other for the purposes of Rule 5.2.1. Yes. GPS and GNZL will only be subject to Listing Rules 5.2.1, as varied by the NZX Waivers and Rulings, and the Trust Deed provisions relating to Interested Party Transactions and section 173 of the FMC Act will no longer apply. Borrowing restrictions The Trust Deed provides that no borrowing may be made if the aggregate of total borrowings would exceed 50% of the aggregate "Value" (as defined in the Trust Deed) of all the property, rights and assets of GMT. In addition, GMT may be required to obtain Unitholder approval by ordinary resolution if the borrowing constitutes a transaction subject to Listing Rule 5.1 (broadly being a transaction, or a series of transactions, to acquire, sell, lease, exchange or otherwise dispose of assets which would significantly change the nature of the business of GMT or involves a gross value above 50% of the average market capitalisation of GMT). There are no specific restrictions on borrowings under GPS and GNZL's constitution. However, GPS or GNZL may require shareholder approval to a borrowing if it constitutes a major transaction under the Companies Act, or a transaction subject to Listing Rule 5.1 (broadly being a transaction, or a series of transactions, to acquire, sell, lease, exchange or otherwise dispose of assets which would significantly change the nature of the business of the Stapled Group or involves a gross value above 50% of the average market capitalisation of the Stapled Group). Yes. There is no specific limit on the amount of borrowings of GPS and GNZL in their constitutions.

35 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 SUBJECT GMT AS A TRUST GPS AND GNZL AS STAPLED COMPANIES MATERIAL DIFFERENCE Term / Termination The Trust Deed terminates on the earlier of: (a) the date appointed by GPS by giving not less than three months' written notice to the Unitholders and the Supervisor; or (b) the date on which GMT is terminated under the Trust Deed or by operation of law. Any decision to wind-up GPS or GNZL will be at the discretion of its shareholders (or, in certain circumstances, its creditors). Yes. In respect of GPS and GNZL there is no equivalent to the power of GPS to cause GMT to be wound up. Amendments to the Trust Deed / constitutions Unitholders may authorise an amendment to the Trust Deed by Extraordinary Resolution. The Supervisor and GPS also have the ability to amend the Trust Deed in certain circumstances, including where the Supervisor is satisfied that the amendment does not have a material adverse effect on Unitholders. The constitutions may be amended only by special resolution of shareholders. Yes. In respect of GPS and GNZL, all amendments to the constitution must be approved by special resolution of shareholders whereas the Trust Deed can be amended without Unitholder approval in a number of specified circumstances. Liability limited to assets of Trust / Company A Unitholder's maximum liability is generally limited to any unpaid amount on its Units. A shareholder's maximum liability is generally limited to any unpaid amount on its shares. No. Conflict of interest Under the Listing Rules a director of GPS may not vote in respect of any matter in which that director is interested, except in certain circumstances. Under the FMC Act, an associated person of GPS (including a director) may not vote in respect of any matter if that person has an interest in the matter other than as a Unitholder. Under the Listing Rules a director of GPS and GNZL may not vote in respect of any matter in which that director is interested, except in certain circumstances. No. Oversight GPS, as the manager of GMT, and the Supervisor owe duties directly to Unitholders, who are the beneficiaries of GMT. GPS is responsible for the management of GMT and for making recommendations on certain investments and divestments. The Supervisor holds the assets of GMT and oversees the manager's performance. Unitholders may give directions or approvals to the Supervisor and GMT Shareholder under the Trust Deed and the FMC Act. In a corporate structure, the company holds all of the assets, and the directors of the company oversee the management of those assets. The directors owe duties to the company and, under certain provisions of the Companies Act, to shareholders and creditors. There are provisions of the Companies Act under which shareholders may enforce duties owed by the directors. A company does not have independent oversight by a trustee. Yes. There is no independent oversight from the Supervisor. Investors should also note that the Supervisor is required to act in the discharge of its supervisory obligations for the benefit of the Unitholders - under a corporate structure while investors may have certain rights available to them under the Companies Act, the investor will need to enforce those rights itself and at its cost. Directors' duties The directors of GPS are subject to directors' duties as set out in the Companies Act and Listing Rules. GPS' duties as manager of GMT are set out in the FMC Act and the Trust Deed. The FMC Act also sets out specific duties that apply to directors of GPS. The directors of GPS and GNZL are subject to the directors' duties set out in the Companies Act and Listing Rules. No.

36 EXPLANATORY NOTES PART 4: COMPARISON BETWEEN STATUS QUO AND NEW STRUCTURE - continued SUBJECT GMT AS A TRUST GPS AND GNZL AS STAPLED COMPANIES MATERIAL DIFFERENCE Annual meetings Unitholders have a right to attend meetings. Shareholders have a right to attend meetings. A combined meeting for GPS and GNZL will be held annually. Formal business of each company will be addressed consecutively. No. Right to request a special meeting Unitholders holding units of at least 20% by number or 20% by value have a right to request a meeting. Shareholders holding 5% of the voting rights have a right to request a meeting. Yes. A greater number of shareholders (individually or together with other shareholders) will be entitled to request a meeting. Right to submit proposals at meetings Any Unitholder may require a matter be raised or propose a resolution to be put forward at a meeting of Unitholders. Any resolution passed which does not concern matters reserved for decision or approval by resolution of Unitholders under the Trust Deed, FMC Act or Listing Rules is non-binding. Any shareholder may require a matter be raised or propose a resolution to be put forward at a meeting of shareholders. No. Right to receive annual report Unitholders have the right to receive an annual report in relation to GMT. Shareholders have a right to receive an annual report. A combined annual report will be issued with separate sections responding to statutory requirements for each of GPS and GNZL. Financial statements would be prepared and provided for the Stapled Group. GPS and GNZL have obtained an exemption from the FMA to facilitate this. No. Minimum unit holding / shareholding The Trust Deed empowers GPS to arrange for the compulsory sale of Units which constitute less than a minimum holding as defined in the Listing Rules. The constitutions empower the GPS Board and GNZL Board to arrange for the compulsory sale of GPS Shares and GNZL Shares which constitute less than a minimum holding as defined in the Listing Rules. No. Distributions/dividends The Trust Deed provides that GPS must have a distribution policy which it can vary from time to time. The Trust Deed allows GPS at any time to direct the Supervisor to distribute any amount of capital or income to Unitholders pro rata according to the number of Units held as at a time decided by GPS (and subject to the rights, obligations and restrictions attaching to any Units or classes of Units). The constitutions give the boards discretion to determine the dividend policy and the amount of dividends paid. The GPS Board or GNZL Board must be satisfied that GPS or GNZL (as applicable) will satisfy the solvency test. There are also restrictions that ensure all shareholders of a company are treated equally. No. In practice, the initial dividend policy of GPS and GNZL will be consistent with the existing approach taken under the Trust Deed. The GPS Board and the GNZL Board may resolve to alter that policy from time to time. Restrictions on buy-backs and redemptions GMT must comply with the Listing Rules and the Trust Deed in respect of the buy-back or redemption of Units. GPS and GNZL must continue to comply with the Listing Rules, and must also comply with the Companies Act in respect of the buy-back or redemption of shares. Such restrictions are aimed at ensuring shareholders are treated fairly. The solvency test in the Companies Act must also be satisfied. Yes. There are further restrictions imposed on GPS and GNZL by the provisions of the Companies Act.

37 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 SUBJECT GMT AS A TRUST GPS AND GNZL AS STAPLED COMPANIES MATERIAL DIFFERENCE Enforcement rights Unitholders may enforce provisions of the Trust Deed against the Supervisor and GPS. In addition, the Supervisor and GPS owe Unitholders a direct duty of care. There is also in-built oversight of GPS through the Supervisor holding the assets of GMT. The Companies Act grants certain rights of enforcement to "entitled persons" (as defined in the Companies Act), which includes shareholders. Those persons have the right to seek injunctions to ensure there is compliance with the company's constitution or to seek orders where they consider acts are, or are likely to be, oppressive, unfairly discriminatory or unfairly prejudicial. Yes. The statutory enforcement rights in the Companies Act provide shareholders greater statutory rights of enforcement than unitholders of a managed investment scheme. However a company does not have any oversight through having a licensed independent supervisor. Amalgamations and schemes of arrangement There are no statutory provisions which enable managed investment schemes to enter into, and have approved, amalgamations or schemes of arrangement. However, this may be permitted under the Trust Deed by Extraordinary Resolution. The Companies Act includes provisions which enable companies to enter into, and have approved, amalgamations and schemes of arrangement. Yes. The Companies Act has specific statutory provisions relating to amalgamations and schemes of arrangement. Voluntary administration There are no voluntary administration provisions in the FMC Act which can be used by managed investment schemes. Part 15A of the Companies Act permits voluntary administration for companies. Yes. The Companies Act specifically addresses voluntary administration. 4. Takeover Offers Takeovers provisions under the Listing Rules 4.1 GMT is currently subject to the takeovers provisions in Appendix 3 of the Listing Rules (which are also incorporated in the Trust Deed) ("Takeovers Provisions"). 4.2 These provisions apply to any person or group of associated persons who: (a) makes an acquisition of Units which results in that person or group of associated persons holding over 20% of the Units; or (b) already holds 20% or more of the Units and increases its holding by 5% or more in any 12 months, (each, a "Restricted Transfer"). 4.3 Any person seeking to conduct a Restricted Transfer is required to give notice of the particulars of the offer (including the price, maximum number of Units to be acquired, any material conditions, particulars relating to how the transfers are to be effected and who will acquire the Units if the acquisition proceeds) to GMT, and to the NZX for release to the market, at least 15 business days before the Restricted Transfer is proposed to be effected ("Initial Notice"). 4.4 If GMT receives an Initial Notice, it is required to comply with the Takeovers Provisions. In particular, GMT will be required to commission an appraisal report in respect of the Restricted Transfer, which must be delivered to the NZX for release to the market and dispatched to all Unitholders to whom the offer may be made (unless all transferors waive the requirement, or a majority of disinterested directors certify that in their opinion the cost and difficulty of providing the appraisal report will outweigh the benefits). 4.5 Unless approved by way of an ordinary resolution of the affected Unitholders, all Restricted Transfers must be made pursuant to an offer in writing to all Unitholders in a class on the same terms, and the Restricted Transfer must not result from differential offers. 4.6 Similar to the Takeovers Code, the Takeovers Provisions include 'compulsory acquisition' provisions which are engaged when a Unitholder holds 90% or more of the Units and enable that Unitholder to acquire the remaining Units subject to compliance with the requirements of the Takeovers Provisions.

38 EXPLANATORY NOTES PART 4: COMPARISON BETWEEN STATUS QUO AND NEW STRUCTURE - continued Takeovers Code 4.7 If the Transaction proceeds, GPS and GNZL instead will be subject to the Takeovers Code. 4.8 The Takeovers Code will apply to a person who holds or controls, together with that person's associates: (a) less than 20% of the Stapled Securities and who seeks to hold or control over 20% of the Stapled Securities; or (b) 20% or more of the Stapled Securities and who seeks to hold or control an increased percentage of the Stapled Securities. 4.9 If the provisions of the Takeovers Code apply, a person would need to follow one of the below processes to acquire additional Stapled Securities: (a) Full Offer: By an acquisition under an offer for all the Stapled Securities not held by the acquirer. If the acquirer holds or controls less than 50% of the Stapled Securities on issue prior to the offer, the offer would need to be conditional on receiving acceptances that would take its holding or control over 50%. (b) Partial Offer: By an acquisition under an offer for less than all the Stapled Securities. The offer must be extended to all shareholders of the Stapled Securities and must be for a specific percentage of each shareholder's Stapled Securities. If the acquirer's existing holding or control (together with associates) is 50% of the Stapled Securities or less, the offer must be for Stapled Securities which will result in the acquirer holding or controlling more than 50% of Stapled Securities. If insufficient acceptances are received to take acquirer's holding or control over 50% (or such lesser amount approved by shareholders), the offer would fail. If excess acceptances of an offer are received, the acceptances must be scaled back proportionately. (c) Shareholder Approval: By an acquisition or allotment of Stapled Securities that has been approved by an ordinary resolution of shareholders (a simple majority of shareholders voting on the issue), on which the acquirer and its associates cannot vote. (d) 5% Creep: If the acquirer holds or controls more than 50% but less than 90% of voting rights, by acquisitions not exceeding 5% of the total Stapled Securities in any 12 month period. The maximum increase permitted would be calculated from the lowest percentage of Stapled Securities held by acquirer in that 12-month period. (e) Compulsory Acquisition: If the acquirer already holds 90% or more of voting rights, any further increase in that holding or control can be made without restriction. Furthermore, the holder may compulsorily acquire the remaining Stapled Securities and may be required to acquire the Stapled Securities of the remaining holders. 4.10 If the acquisition is to proceed in terms of paragraph 4.9(a) or 4.9(c), GPS and GNZL will be required to commission a report from an independent adviser, and GPS and GNZL will need to provide certain information to their shareholders (including a recommendation in respect of the transaction from the directors). 4.11 GPS and GNZL are entitled to recover their expenses in respect of a takeover offer from the party which made the offer. 4.12 The Takeovers Code also contains provisions relating to timing, disclosure, calculation of consideration, voting thresholds and prohibitions and prohibited "defensive" tactics. 4.13 Further information in respect of the Takeovers Code can be found on the Takeovers Panel website at takeovers.govt.nz. Principal difference 4.14 Under the Takeovers Provisions, there is no minimal level of acceptance required for an offer to proceed. Under the Takeovers Code, a full or partial offer could only proceed if the acquirer receives acceptances that would take its holding or control to over 50% of the voting rights (subject to limited exceptions). 4.15 Furthermore, it will be more difficult for an acquirer to avail itself of the "5% creep" provisions under the Takeovers Code (when compared to the Takeovers Provisions), as a minimum holding of 50% will be required (compared to 20% under the Takeovers Provisions).

39 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 Schemes of Arrangements 4.16 If the Transaction proceeds, it would also be possible for a takeover of GPS and GNZL to be conducted by way of a scheme of arrangement under the Companies Act. This would involve a statutory, Court-approved procedure largely run by GPS and GNZL governed by the Companies Act and would require shareholder approval (albeit at a lower threshold than the 90% threshold required under a takeover offer in order to trigger compulsory acquisition). 5. NZX Waivers and Rulings Waiver from Listing Rule 2.10 5.1 On 28 March 2024, being the date of completion of the Internalisation, NZX Regulation Limited granted GMT a waiver from Listing Rule 2.10 to the extent that directors of the new manager, GPS, are "interested" in the transactions that the manager is entering for the purposes of the day-to-day management of GMT, solely due to those directors being a director of the manager. Without this waiver, the directors of the manager could be deemed to be "interested" in every decision relating to the investments by GMT due to the relationship between the manager, GMT and Unitholders, with the directors therefore unable to vote on these decisions. The waiver from Listing Rule 2.10 was granted on the following conditions: (a) any director abstain from voting on any transactions entered into by the manager on behalf of GMT with another entity in respect of which the director would be otherwise "interested"; and (b) GMT has a Non-Standard (NZ) designation in accordance with Listing Rule 1.18.1. 5.2 GNZL and GPS have been granted an equivalent waiver from Listing Rule 2.10, to the extent that a director of GNZL would otherwise be unable to vote because they were "interested" as defined in Listing Rule 2.10.1 in the matters, solely due to being a director of GPS, and vice versa, but for no other reason. The waiver is granted on the condition that the board of GPS and GNZL mirror one another. Ruling on GMT's listing status and governing documents 5.3 On 28 March 2024, NZX Regulation Limited granted a ruling that the listing status of GMT is an Issuer of Equity Securities in the Listing Rules and that Units in GMT are therefore considered Equity Securities under the Listing Rules (in line with GMT's historical listing status under the pre-2019 Listing Rules as an issuer of Equity Securities). This allowed GMT to offer Unitholders the same level of protection afforded to them pursuant to the 2019 waiver decision. 5.4 In the same waiver and ruling decision, NZX Regulation Limited further confirmed that GMT's Trust Deed is GMT's sole Governing Document under the Listing Rules. This was because by confirming that GMT is an Issuer of Equity Securities, both GMT's Trust Deed and the manager's constitution could be considered Governing Documents of GMT based on the definition of Governing Document in the Listing Rules. 5.5 Following Completion, GNZL and GPS are each an Issuer of Equity Securities under the Listing Rules (therefore, no equivalent ruling is required). The constitution of each of GPS and GNZL and the Stapling Deed will be the Governing Documents of the Stapled Group.

40 PART 5: RISKS AND DISADVANTAGES The directors of GPS have also considered possible downsides and potential risks of the Transaction. Potential risks and disadvantages include the following: + The Transaction will remove some protections Unitholders currently have. - There will no longer be a separate licensed supervisor overseeing the actions of GPS, as manager of GMT. GPS will no longer be required to maintain a licence to act as a manager of a registered scheme. - GPS and GNZL will not be subject to the governance provisions in the Trust Deed and the FMC Act which apply to managed investment schemes. This means the duties in the FMC Act applicable to GPS as manager of GMT will no longer apply and there will cease to be a requirement to maintain a statement of investment policy and objectives. - The Trust Deed will also cease to apply. A consequence of this for Unitholders is that GPS and GNZL will not be subject to the explicit gearing restriction under the Trust Deed. However, it should be noted that GPS and GNZL's proposed gearing covenants are consistent with the Trust Deed's gearing restriction. + The Stapling will result in increased complexity within the structure. + GNZL's Private Ruling from Inland Revenue in relation to the Transaction and its impact on GNZL's PIE status is valid for a period of three years. However, there is no guarantee that the Private Ruling will be renewed or that taxation laws will not change in a way that adversely affects the Transaction, and GNZL's PIE status. GNZL will continue to monitor compliance with the condition specified in the Private Ruling and the eligibility requirements to preserve its PIE status. + The Stapled Group will be subject to the usual business risk that there may be changes in laws that have an adverse impact on financial performance. Depending on the nature of the changes, the impact may be limited to the value of returns generated by particular property investments. However, changes in New Zealand's tax laws could affect the ability of GNZL to retain its PIE status, even if the Transaction is implemented and the terms and conditions of the Private Ruling are complied with. It should be noted that such changes would also impact GMT even if the Transaction did not proceed. No assurance can be given that the current laws and regulations or the adoption of new laws and regulations will not have a material adverse effect on the Stapled Securities. + Management services provided by GPS to GNZL will need to be demonstrated as being on arms' length terms to comply with the requirements of the Private Ruling (as well as being in the best interests of each of them in accordance with usual company law requirements). This may mean that GNZL and GPS may need to engage an independent advisor to review transactions from time to time. + Shareholders may have additional New Zealand tax to pay on the dividends from GPS (eg if they have a personal tax rate higher than the company tax rate or the dividend paid is not fully imputed) whereas they do not currently have any additional New Zealand tax on dividends from GMT due to GMT's PIE status. + The Stapled Security structure is not easily unwound. While GNZL and GPS have provided for the ability to unwind the Stapled Security structure in the constitutions and the Stapling Deed, there is a risk that the Stapling is not easily unwound. This would affect the ability of shareholders to unstaple the Stapled Securities. The principal commercial risks and disadvantages applicable to GNZL and GPS if the Transaction is approved will be the same as the principal risks applicable to GMT. These risks will essentially remain unchanged by the Transaction. If Unitholders reject the Transaction, there is a risk that GMT will not be able to implement an alternative structure to achieve its commercial objectives which also preserves GMT's PIE status. If this occurs, Unitholders may receive lower returns than would otherwise be the case either as a result of GMT not being able to pursue its commercial objectives, or because of exposure to a higher effective New Zealand tax rate on their investment in GMT, resulting in lower returns.

41 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 Natasha Artus, Assistant Project Manager, and Connor Morley, Aspec Construction Reviewing progress of the overland flow path during construction at Roma Road Estate.

42 SCHEDULE 1 SUMMARY OF CONSTITUTIONS AND STAPLING DEED Constitutions of GPS and GNZL + NZX Listing Rules -The constitutions incorporate by reference the provisions of the Listing Rules that are required by the Listing Rules to be contained or incorporated by reference in the constitutions. This includes provisions that: - if a ruling is given by NZX, the ruling will operate as a permitted variation to the constitutions in the context of that ruling; - the provisions of the Listing Rules prevail over the provisions of the constitutions; and - each of GPS and GNZL (as applicable) must comply with the Listing Rules. + Shares - Each GPS Share and GNZL Share provides the holder the right to: - one vote on a poll at a meeting of shareholders; - equal participation with all other shares in dividends; - equal participation with all other shares in the distribution of the surplus assets; - be sent reports, notices of meetings and other information sent to shareholders; and - any other rights as a shareholder conferred by the constitution of the GPS or GNZL (as applicable) and the Companies Act. + Share issues - The GPS Board or GNZL Board (as applicable) may issue new shares or other equity securities, so long as the issue is made in compliance with the Listing Rules and the Stapling provisions outlined below. + Voting rights - Each share gives a right to vote at a meeting of shareholders. On a vote by poll each fully paid share has one vote. On a show of hands or by voice each shareholder has one vote. + Dividends - Dividends and other distributions are subject to certain procedures and requirements under the Companies Act. The directors must not pay a dividend or make a distribution unless they are satisfied on reasonable grounds that GPS or GNZL (as applicable) will immediately after the dividend or distribution satisfy the solvency test. Dividends and distributions cannot be made unequally in respect of any one class of shares. + Buy-back of equity securities - GPS or GNZL (as applicable) may purchase or otherwise acquire shares, hold shares so purchased or acquired and redeem redeemable shares or equity securities in accordance with the Companies Act, the Listing Rules and the Stapling provisions outlined below. + Appointment of directors - The minimum number of directors of GNZL is three, of whom at least two must be ordinarily resident in New Zealand. A majority of the directors must be independent directors. The composition of the board of GPS must at all times be the same as the composition of the board of directors of GNZL. Directors are subject to retirement by rotation in accordance with the provisions of the Listing Rules.

43 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 + Stapling - The constitutions incorporate provisions that staple the GPS Shares and GNZL Shares together. By way of summary, the provisions include that: - no GPS Shares will be issued without a corresponding issue of GNZL Shares (and vice versa); - any transfer of GPS Shares by shareholders will not be accepted unless there is a corresponding transfer of GNZL Shares to the same transferee at the same time (and vice versa); and - if GPS or GNZL cancels, buys-back or redeems a GPS Share or a GNZL Share (as applicable), a corresponding and simultaneous cancellation, buy-back or redemption must also be made in respect of the other component of the Stapled Security. Stapling Deed + The Stapling Deed sets out the terms and conditions of the relationship between GPS and GNZL. + Cooperation - Each of GPS and GNZL agree that they will cooperate with the other to the fullest extent, which includes ensuring there is: - free disclosure of information between the parties on a confidential basis, including disclosure of information provided to holders of Stapled Securities; - full co-operation between the parties to ensure that each complies with its obligations under the Listing Rules, Companies Act, FMC Act and otherwise; - agreement on any proposed restructuring of capital, including changing of the Stapling arrangements or the stapling of additional securities; - fair apportionment of costs; and - arm's length dealings between GPS and GNZL at all times, unless otherwise agreed by the respective boards. + Stapling - The Stapling Deed also provides, contractually, that each of GPS and GNZL are required to ensure that: - the number of GPS Shares and GNZL Shares on issue are the same at all times; - no GPS Shares may be issued, acquired or redeemed by GPS without a corresponding issue, acquisition or redemption (as applicable) of GNZL Shares by GNZL (and vice versa); - no GPS Shares may be transferred by shareholders without a corresponding transfer of GNZL Shares to the same person at the same time (and vice versa); and - the Stapled Securities will be quoted as a Stapled Security on the NZX Main Board at all times, but GPS and GNZL will remain separate legal entities and each will be separately admitted to being listed on the NZX Main Board by NZX. + Buy-back of equity securities - Where any GPS Shares or GNZL Shares are issued or bought back by GPS and GNZL, the Stapling Deed provides that GPS and GNZL will agree the issue / buy-back price, and this price must be based on the market price of the Stapled Securities. The Stapling Deed provides the basis of allocating the consideration to be received or paid (as applicable) by the Stapled Group. In the event of a dispute relating to the allocation of the consideration, an independent expert will be appointed to resolve the issue. + Unwinding the Stapled structure - The Stapling Deed also provides that, if it is desired or necessary that the Stapled Securities be unstapled (eg due to changes in law or an insolvency event), this will require a special resolution of shareholders or a board resolution to implement. Each of GPS and GNZL will be obliged to follow certain procedures in the event that the Stapled Securities are unstapled.

44 SCHEDULE 2 SUMMARY OF FMA EXEMPTIONS AND NZX WAIVERS AND RULINGS FMA Exemptions The FMA has granted exemptions under the Financial Markets Conduct (Goodman New Zealand Limited and Goodman Property Services (NZ) Limited) Exemption Notice 2026 ("Exemption Notice"). The Exemption Notice exempts GNZL and GPS from complying with certain disclosure requirements under section 57(1)(b)(ii) of the FMC Act and regulations 20(1) and 23(1) and certain clauses of Schedule 3 of the FMC Regulations in respect of the Transaction, subject to conditions requiring the alternative disclosure. Section 57(1)(b)(ii) of the FMC Act requires the offer register to contain all material information relating to the offer that is not contained in the product disclosure statement for the offer of Stapled Securities. The exemption from this section has been granted on the basis that material information relating to GMT has been disclosed on the NZX Main Board and it is therefore not necessary to replicate information on the offer register that is already publicly available. The exemptions from the FMC Regulations exempt GNZL and GPS from the requirement to include all of the information in Part 1 of Schedule 3 of the FMC Regulations which is required to be included in a full product disclosure statement and enable the offer of Stapled Securities by GNZL and GPS to be made in a single product disclosure statement. The rationale for these exemptions includes the following: + The FMC Regulations include a simplified disclosure offer regime which enables listed issuers that are subject to continuous disclosure obligations under the Listing Rules to offer certain financial products using a simplified disclosure product disclosure statement. GMT is listed on the NZX Main Board and GPS, as manager of GMT, is subject to continuous disclosure obligations in respect of GMT. GNZL is not currently listed and is not currently subject to continuous disclosure obligations. Under the Transaction, eligible Unitholders will become holders of the Stapled Securities. GNZL and GPS are not able to prepare a simplified disclosure product disclosure statement for the offer of the Stapled Securities to eligible Unitholders, notwithstanding that the business of GMT indirectly owned by Unitholders immediately before the Transaction and the combined business of GNZL and GPS indirectly owned by shareholders immediately after the Transaction will be substantially the same. + If the Transaction is implemented, GNZL and GPS will operate as a single economic enterprise, GNZL and GPS' shareholders and their respective shareholdings in each of GNZL and GPS will be identical and GNZL and GPS' shares will be stapled and cannot be transferred or otherwise dealt with other than together. + The effect of the exemptions is to enable GNZL and GPS to prepare a single product disclosure statement similar to a simplified disclosure product disclosure statement for the offer of the Stapled Securities ("Simplified Stapled Securities PDS"), tailored to reflect that the Stapled Securities are shares issued by GNZL and GPS rather than units issued by GPS as manager of GMT. The effect of the exemptions reflects that GMT is the current listed entity and that financial information about GMT, which has been disclosed on the NZX Main Board, is most relevant to a Unitholder's decision on the Resolution. Allowing GNZL and GPS to prepare a Simplified Stapled Securities PDS, and provide alternative information on the register entries will ensure that Unitholders have available to them all material information necessary to make an informed decision in relation to the offer of Stapled Securities.

45 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 The Exemption Notice also exempts GMT Shareholder, as offeror of the Stapled Securities, from the requirement in section 50 of the FMC Act to give the Simplified Stapled Securities PDS to an eligible Unitholder before the Unitholder makes an application for the Stapled Securities. GMT Units are traded on the NZX Main Board, so the identity of the Unitholders is changing continuously. This raises difficulties for GMT Shareholder to be certain every eligible Unitholder who receives the Stapled Securities has received the Simplified Stapled Securities PDS. The conditions require GMT Shareholder to send the Simplified Stapled Securities PDS to eligible Unitholders at the date on which this Notice of Meeting is sent and take steps to minimise the number of eligible Unitholders who may not be given the product disclosure statement. A copy of the Exemption Notice is available on the offer register at https://disclose-register.companiesoffice.govt.nz/ NZX Waivers and Rulings Transaction Waiver NZX has agreed that, in respect of the Transaction, certain provisions of the Listing Rules will not apply to GMT, or will apply in a different manner than is usual for listed unit trusts. NZX has granted GMT the Transaction Waiver, which is a waiver from the provisions of Listing Rule 2.10.1, to permit the current GPS Directors to vote on any resolution necessary to consider, progress or give effect to the Transaction and be counted in the quorum of any meeting of the GPS Board for the consideration of such matters. The Transaction Waiver shall only apply to the extent that a GPS Director would be unable to vote because they are "interested" in the Transaction, solely due to being a director of GPS and/or a related company of GPS and will become a GNZL Director if the Transaction proceeds. GPS Directors will not be permitted to vote on matters related to the Transaction in which they are "interested" by virtue of a relationship or interest other than their directorship of GPS or a related company of GPS or their potential directorship of GNZL. Additionally, the Transaction Waiver has been granted on the condition that the GPS Directors are only permitted to vote on such resolutions as are necessary to put the Transaction proposal before a meeting of the Unitholders and, where Unitholders approve the Transaction, give effect to the Transaction. Stapled Group Waivers NZX has agreed that, following Completion of the Transaction, certain provisions of the Listing Rules will not apply to the Stapled Group, or will apply in a different manner than is usual for listed companies. NZX has agreed to grant GNZL and GPS the Stapled Group Waivers, which are, subject to conditions, waivers from, rulings in respect of and approvals to amendments to, the following Listing Rules in respect of the Stapled Group following Completion: + A ruling that, for the purposes of the definition of "Material Information" in the Listing Rules, any reference to "Quoted Financial Products of the Listed Issuer" shall be a reference to "Quoted Financial Products of the Stapled Group". + A ruling that, for the purposes of the definitions of "Average Market Capitalisation" and "Average Market Price" in the Listing Rules: - any reference to "Issuer" shall be a reference to "Stapled Group"; and - any reference to "Quoted Equity Securities" refers to the Stapled Securities. + A ruling that, for the purposes of the definition of "Disqualifying Relationship" in the Listing Rules, any reference to "Issuer" shall be a reference to the Stapled Group, in order to allow the Independent Directors of GPS to also be Independent Directors of GNZL, as required by the Listing Rules.

46 SCHEDULE 2 - continued + A waiver from the provisions of Listing Rules 2.2 to 2.5 and 2.7 to 2.8 to permit: - the GNZL Board and the GPS Board to be made up of the same people; - the GPS Board members to be deemed to be appointed (or removed) if appointed to (or removed from) the GNZL Board; and - the GPS Board members to retire from the GPS Board by rotation at the same time as they retire from the GNZL Board. + A ruling that, for the purposes of Listing Rule 2.11, any reference to "Issuer" shall be a reference to GNZL or GPS, so as to permit the pooling of director remuneration for the Stapled Group and permit the approval of director remuneration by either the shareholders of GNZL or GPS. + A waiver from the provisions of Listing Rule 2.10.1, to the extent that a director of one Stapled entity would be unable to vote because they are "interested" in the matter, solely due to being a director of the other Stapled entity. Directors will not be permitted to vote on matters in which they are "interested" by virtue of a relationship or interest other than their directorship of GNZL or GPS. + A ruling that, for the purposes of paragraph (f) of the definition of "Related Party" in the Listing Rules, the word "Issuer" be interpreted as a reference to either GNZL or GPS. In effect, this ruling will permit GNZL and GPS or their respective subsidiaries to enter into "Material Transactions" as "Related Parties" within the Stapled Group without requiring the approval of shareholders. + A ruling that, for the purposes of Listing Rule 4.6.1, any reference to "Employees" will be a reference to "Employees" of any of GNZL, GPS or their respective subsidiaries, so as to enable Stapled Securities to be issued to any employee of the Stapled Group. + A waiver from Listing Rules 3.13, 3.14 and 3.15 to permit the Stapled Group to announce, via NZX, any issues, acquisitions, redemptions, distributions, conversions and calls in respect of Stapled Securities on a consolidated basis. + A waiver from Listing Rules 2.14.1, 2.14.2, 7.8 and 7.9, to the extent required, such that GNZL and GPS are not required to issue their own notices, reports and communications to holders of their shares. Instead, GNZL and GPS shall provide joint notices, reports and communications to holders of the Stapled Securities as a Stapled Group. Any notice, report or communication which relates to only one of GNZL or GPS will clearly explain which of GNZL or GPS is the source. + A waiver from Listing Rules 3.5, 3.6, 3.7 and 3.8, to permit the Stapled Group to provide the information required in annual reports and half-yearly results announcements on a consolidated basis. This waiver is subject to the additional condition that GNZL and GPS release financial statements of the Stapled Group with any annual report of the Stapled Group and any other financial statements required by the FMC Act. + A waiver from Listing Rule 8.3, to permit GNZL and GPS to provide joint statements of shareholdings to shareholders which shows their Stapled Group holding. Any statement which relates to only one of GNZL or GPS will clearly explain which of GNZL or GPS is the source. In addition to the conditions set out above, the Stapled Group Waivers have all been granted on the additional conditions that: + GNZL and GPS remain a Stapled Group; + GNZL and GPS will each be given a "Non-Standard" designation ("NS Designation") upon the Stapled Group's listing and quotation (as those terms are defined in the Listing Rules); and + offer documents and annual reports provided by the Stapled Group will disclose the NS Designation and include the implications of investing in the Stapled Securities. The waivers and rulings of the Stapled Group Waivers which relate to the directors and boards of GNZL and GPS are also generally subject to the additional condition that at all times the GNZL Board and GPS Board mirror each other.

47 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 SCHEDULE 3 INFORMATION FOR UNITHOLDERS IN ELIGIBLE JURISDICTIONS OUTSIDE OF NEW ZEALAND Australia This offer of Stapled Securities to Australian investors is a recognised offer made under Australian and New Zealand law. In Australia, this is Chapter 8 of the Corporations Act 2001 and Regulations. In New Zealand, this is Subpart 6 of Part 9 of the Financial Markets Conduct Act 2013 of New Zealand and the Financial Markets Conduct Regulations 2014 of New Zealand. This offer of Stapled Securities and the content of the offer document are principally governed by New Zealand, rather than Australian, law. In the main, the Financial Markets Conduct Act 2013 of New Zealand and the Financial Markets Conduct Regulations 2014 of New Zealand set out how the offer must be made. There are differences in how securities and financial products are regulated under New Zealand, as opposed to Australian, law. For example, the disclosure of fees for managed investment schemes is different under New Zealand law. The rights, remedies and arrangements for compensation available to Australian investors in New Zealand securities and financial products may differ from the rights, remedies and arrangements for compensation for Australian securities and financial products. Both the Australian and New Zealand securities regulators have enforcement responsibilities in relation to this offer of Stapled Securities. If you need to make a complaint about this offer, please contact the Australian Securities and Investments Commission (ASIC). The Australian and New Zealand regulators will work together to settle your complaint. The taxation treatment of New Zealand securities and financial products is not the same as that for Australian securities and products. If you are uncertain about whether this investment is appropriate for you, you should seek the advice of an appropriately qualified financial advisor. The offer may involve a currency exchange risk. The currency for the security or financial product is in dollars that are not Australian dollars. The value of the security or financial product will go up and down according to changes in the exchange rate between those dollars and Australian dollars. These changes may be significant. If you receive any payments in relation to the security or financial product that are not in Australian dollars, you may incur significant fees in having the funds credited to a bank account in Australia in Australian dollars. If the security or financial product is able to be traded on a financial market and you wish to trade the security or financial product through that market, you will have to make arrangements for a participant in that market to sell the security or financial product on your behalf. If the financial market is a foreign market that is not licensed in Australia (such as a securities market operated by the New Zealand Exchange Limited (NZX)) the way in which the market operates, the regulation of participants in that market and the information available to you about the security or financial product and trading may differ from Australian licensed markets.

48 SCHEDULE 3 - continued Austria In addition to the information set out in Section 10 of Part 1 of the Explanatory Notes, the Transaction does not constitute an offer pursuant to Art. 2 (d) Regulation (EU) 2017/1129 (the "EU Prospectus Regulation") or Art. 1 para. 1 no. 1 Austrian Capital Markets Act. The Transaction is subject to the approval of Unitholders by Extraordinary Resolution. If the Transaction is approved by the Unitholders by Extraordinary Resolution and the other conditions set out Section 5 of Part 1 of the Explanatory Notes are satisfied, the Unitholders will receive Stapled Securities irrespective of their vote at the Meeting. Canada The Stapled Securities will be distributed in Canada under an exemption from the prospectus requirements of applicable Canadian provincial and territorial securities laws. Any resale of the Stapled Securities in Canada will be restricted and must be made in accordance with, or pursuant to exemptions from, the prospectus requirements of applicable Canadian provincial and territorial securities laws. It is expected that a prospectus exemption will be available for the resale of Stapled Securities through an exchange or market outside of Canada or to a person or company outside of Canada. Unitholders are advised to seek legal advice prior to any resale of Stapled Securities. France, French Polynesia and New Caledonia In France, no Stapled Securities have been offered or will be offered to the public. This Notice of Meeting is not intended to and does not constitute, represent or form part of and should not be construed as an offer or invitation to exchange or sell, or solicitation of an offer to subscribe for or buy, or an invitation to exchange, purchase or subscribe for, any Stapled Securities in France. This Notice of Meeting does not constitute a prospectus (within the meaning of Regulation (EU) 2017/1129 of the European Parliament and the Council, as amended (the EU Prospectus Regulation)). No prospectus has been or will be prepared, approved by the Autorité des marchés financiers or filed with the Autorité des marchés financiers, for the purposes of the issuance or the offer of the Stapled Securities. European Economic Area In relation to each Member State of the European Economic Area (each a Member State), no Stapled Securities pursuant to the Transaction have been offered or will be offered to the public in that Member State, except that offers of the Stapled Securities pursuant to the Transaction may be made under the following exemptions under the EU Prospectus Regulation (EU) 2017/1129 (the EU Prospectus Regulation): + at any time to any legal entity which is a qualified investor as defined in the EU Prospectus Regulation; + at any time to fewer than 150 natural or legal persons (other than qualified investors as defined in the EU Prospectus Regulation); or + at any time in any other circumstances falling within Article 1(4) of the EU Prospectus Regulation, provided that no such offer of Stapled Securities referred to above shall require GPS or the Supervisor to publish a prospectus pursuant to Article 3 of the EU Prospectus Regulation. For the purposes of this provision, the expression "offered to the public" in relation to any Stapled Securities pursuant to the Transaction to any Member State means the communication in any form and by any means of sufficient information on the terms of the Transaction and the Stapled Securities to be offered so as to enable a Unitholder to decide to participate in the Transaction and acquire or subscribe for the Stapled Securities.

49 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 Hong Kong Warning The contents of this Notice of Meeting have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the Transaction. If you are in any doubt about any of the contents of this Notice of Meeting, you should obtain independent professional advice. Japan Solicitation for subscription (as defined under Paragraph 2, Article 4 of the Financial Instruments and Exchange Act (the FIEA)) to Stapled Securities of GNZL and GPS constitutes a solicitation to small number offerees (as defined under Paragraph 4, Article 23-14 of the FIEA) and therefore no securities registration statements pursuant to Paragraph 1, Article 4 of the FIEA has been filed in relation to the solicitation for subscription to the Stapled Securities. Malaysia The Stapled Securities are issued to the Unitholders in Malaysia (the "Malaysian Unitholders") not with a view of these Stapled Securities being on-sold in Malaysia, and no documents issued by or on behalf of GMT (including this Notice of Meeting) are permitted to be used in any subsequent sale by the Malaysian Unitholders. The Malaysian Unitholders must seek their own professional advice as to whether to vote for or against the Transaction and, if the resolution is passed, they must seek their own professional advice about the legal requirements relating to the future sale of any Stapled Securities so acquired. Portugal This document is provided solely for information purposes in connection with the proposed corporate reorganisation and the related unitholders' meeting. It is not intended to promote or solicit any investment decision, but solely to describe the Transaction and its consequences for existing unitholders. It does not constitute, and should not be construed as, an offer of securities or an invitation to invest in Portugal. Sweden This Notice of Meeting does not constitute a prospectus under Regulation (EU) 2017/1129 (the EU Prospectus Regulation) and the Transaction does not constitute an offer to the public in Sweden requiring the preparation of a prospectus pursuant to the EU Prospectus Regulation. No public offering of Stapled Securities is being made in Sweden, and any offering of Stapled Securities may only be made in accordance with an applicable exemption under the EU Prospectus Regulation. Switzerland This Notice of Meeting is not intended to constitute an offer or solicitation to purchase or invest in the Stapled Securities. The Stapled Securities may not be publicly offered, directly or indirectly, in Switzerland within the meaning of the Swiss Financial Services Act (FinSA) and no application has or will be made to admit the Stapled Securities to trading on any trading venue (exchange or multilateral trading facility) in Switzerland. Neither this Notice of Meeting nor any other explanatory or marketing material relating to the Stapled Securities and the restructuring of GMT constitutes a prospectus pursuant to FinSA, and neither this Notice of Meeting nor any other explanatory or marketing material relating to the Stapled Securities may be publicly distributed or otherwise made publicly available in Switzerland. Taiwan The Stapled Securities have not been and will not be registered with the Financial Supervisory Commission of Taiwan pursuant to relevant securities laws and regulations and may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires a registration or approval of the Financial Supervisory Commission of Taiwan. No person or entity in Taiwan has been authorised to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Stapled Securities in Taiwan.

50 SCHEDULE 3 - continued Thailand No public offering has been, or will be, conducted in Thailand in connection with the Transaction. No registration statement or draft prospectus has been, or will be, filed with, or approved by, the Securities and Exchange Commission of Thailand in respect of the Transaction. To the extent any Stapled Securities are distributed into Thailand, such distribution is intended to rely on an exemption from the approval and filing requirements under the Securities and Exchange Act of Thailand B.E. 2535 (1992), as amended, and relevant regulations (collectively, the "Thai SEC Act"), including the private placement exemptions thereunder. Any distribution in Thailand will be made only in a manner consistent with the applicable exemption conditions, including restrictions on publicity and circulation of offering materials to specific offerees only. Accordingly, this document and any other documents or materials in connection with the Transaction, may not be issued, circulated or distributed, whether directly or indirectly, to any person in Thailand, other than specific offerees pursuant to and in accordance with exemptions available under the Thai SEC Act. United States of America The offer and sale of the Stapled Securities have not been registered under the U.S. Securities Act of 1933. The Stapled Securities may not be offered or sold in the United States unless they have been registered under the U.S. Securities Act or are offered and sold under an exemption from or in a transaction not subject to the registration requirements of the U.S. Securities Act. The Stapled Securities are securities of New Zealand companies. GNZL and GPS and the Transaction are subject to the disclosure requirements of New Zealand, which are different from those of the United States. Financial information and financial statements included or referred to in this document have been prepared in accordance with New Zealand equivalents to International Financial Reporting Standards and International Financial Reporting Standards and may not be comparable to the financial information or financial statements of United States companies. It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since GNZL and GPS are located in New Zealand, and some or all of their officers and directors are residents of New Zealand. You may not be able to sue GNZL or GPS or their respective officers or directors in a non-U.S. court for violations of the U.S. securities laws. It may be difficult to compel GNZL or GPS or their affiliates to subject themselves to a U.S. court's judgment. Investors in the United States should conduct their own investigation into the United States federal income tax consequences of owning and disposing of Stapled Securities, including making their own assessment of whether, and the consequences to them if either or both of GNZL and GPS is or becomes a "passive foreign investment company" as defined in Section 1297 of the U.S. Internal Revenue Code of 1986.

51 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 SCHEDULE 4 LETTER FROM COVENANT TRUSTEE SERVICES LIMITED Covenant Trustee A VISTRA COMPANY 27 February 2026 To: The Unitholders, Goodman Property Trust Covenant Trustee Services Limited ("Covenant") acts as the Supervisor for the Goodman Property Trust ("Trust") under the Trust Deed dated 23 April 1999 as amended and restated from time to time ("Deed"). Goodman Property Services (NZ) Limited ("GPS") is the Manager of the Trust and is essentially owned by the Unitholders, via a shareholding trustee (as approved by Unitholders at the March 2024 internalisation special meeting). Covenant has the responsibility to act in the best interests of the Unitholders while supervising the performance by the Manager of its functions and obligations within the terms of the Deed, the Financial Markets Conduct Act 2013 and the Financial Markets Conduct Regulations 2014. Covenant is licenced to fulfil this role pursuant to the Financial Markets Supervisors Act 2011. The Manager is proposing to corporatise the Trust through a corporatising and stapling transaction ("Corporatisation Proposal") as described in the Notice of Special Meeting and Explanatory Notes dated 27 February 2026 ("NoM"), which will have the effect of changing the structure of the Trust to a company structure. Instead of owning units in the Trust, Unitholders will own shares in two companies (GPS and Goodman New Zealand Limited) that are linked and traded together as one security. The Manager has called a special meeting of Unitholders to seek your approval by way of Extraordinary Resolution to authorise and direct GPS, Covenant and GMT Shareholder Nominee Limited to do everything necessary to give effect to the Corporatisation Proposal. The details of the Extraordinary Resolution and other supporting information and explanation are set out in the NoM. This is an important matter for Unitholders, as the outcome of the Corporatisation Proposal (if approved) will result in a change from Unitholders holding units in the Trust to shareholders holding shares in GPS and Goodman New Zealand Limited. It is important that you read the NoM carefully. We strongly recommend you seek advice from your professional advisor(s) before casting your vote. You should note that if the Extraordinary Resolution is passed at the special meeting, then it will be binding on all Unitholders, including any Unitholders who vote against the proposal. Yours sincerely, Harry Koprivcic Chief Executive Officer Covenant Trustee Services Limited +64 0800 746 422 covenant.co.nz Office address: Level 6, 191 Queen Street, Auckland 1010, New Zealand Postal address: PO Box 4243, Shortland Street, Auckland 1140, New Zealand

GLOSSARY Cash Earnings means a non-GAAP measure that assesses free cash flow on a per unit basis after adjusting for certain items. Refer to GMT's most recent interim and annual results presentations for details of its calculation. Companies Act means the Companies Act 1993. Completion means completion of the Transaction. Corporatisation means the proposal to move the business of GMT from a trust governed by the FMC Act to a company structure governed by the Companies Act, and "Corporatise" has a corresponding meaning. Directors means the Independent Directors, John Dakin and Gregory Goodman, being all of the current directors of GPS and GNZL. Eligible Jurisdictions has the meaning given in paragraph 10.1 of Part 1 of the Explanatory Notes. Extraordinary Resolution means a resolution approved by Unitholders holding Units with a combined value of no less than 75% of the value of the Units of GMT held by those persons who are entitled to vote and vote on the question. FMA means the Financial Markets Authority. FMC Act means the Financial Markets Conduct Act 2013. FMC Regulations means the Financial Markets Conduct Regulations 2014. GMB means GMT Bond Issuer Limited (which will be renamed GNZ Bond Issuer Limited on Completion). GMT means Goodman Property Trust. GMT Shareholder means GMT Shareholder Nominee Limited. GPAL means Goodman Property Aggregated Limited. GNZL means Goodman New Zealand Limited. GNZL Board means the board of directors of GNZL from time to time. GNZ Finco means GNZ Finco Limited, a finance subsidiary of GNZL. GNZL Shares means ordinary shares of GNZL. GPS means Goodman Property Services (NZ) Limited. GPS Board means the board of directors of GPS from time to time. GPS Shares means ordinary shares of GPS. Highbrook Fund means Goodman NZ Highbrook Limited Partnership. Income Tax Act means the Income Tax Act 2007. Independent Directors means David Gibson, Laurissa Cooney, Leonie Freeman and Steve Jurkovich, the independent directors of GPS and GNZL. Ineligible Holders has the meaning given in paragraph 2.2(h)(i) of Part 1 of the Explanatory Notes. Internalisation means the internalisation of the management of GMT. IRD means the Inland Revenue Department. Listing Rules means the NZX Listing Rules. Meeting means the special meeting of Unitholders to be held with a hybrid format online at Pipiri Lane, 124 Halsey Street, Wynyard Quarter, Auckland on 31 March 2026, commencing at 1:00pm, and any adjournment thereof. Notice of Meeting means this notice of special meeting dated 27 February 2026.

53 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 NZ RegCo means NZX Regulation Limited. NZX means NZX Limited. NZX Main Board means the main board financial product market operated by NZX. NZX Waivers and Rulings means the waivers and rulings provided by NZ RegCo as set out in paragraph 1.8 of Part 1 of the Explanatory Notes. Portfolio Investment Entity or PIE means a portfolio investment entity as defined in the Income Tax Act. Private Ruling means the ruling issued by the IRD as set out in paragraph 8.1 of Part 1 of the Explanatory Notes. Product Ruling means the ruling issued by the IRD as set out in paragraph 8.4 of Part 1 of the Explanatory Notes. Property Holding Companies means Goodman (Highbrook) Limited, Goodman Property Aggregated Limited, Highbrook Limited and GMT Penrose Limited. Receivable has the meaning given in paragraph 2.2(b) of Part 1 of the Explanatory Notes. Registrar means Computershare Investor Services Limited. Resolution means the resolution set out in agenda item two on page 8 of the Notice of Meeting. Sale Agent means UBS New Zealand Limited, a nominee appointed by GMT to sell the Stapled Securities that would otherwise be issued to Ineligible Holders. Shareholding Deed means the shareholding deed dated 28 March 2024 entered into by the Supervisor, GMT Shareholder and GPS. Stapled Group means GNZL and GPS together, and any subsidiaries of GNZL and GPS. Stapled Security means one GNZL Share and one GPS Share that are contractually and constitutionally stapled together such that one cannot be traded, or otherwise dealt with, without the other. Each reference to a Stapled Security in these Explanatory Notes is taken to refer to one GNZL Share and one GPS Share in their legal capacity as separate securities, but which are traded together following Stapling. Stapling means the proposal to staple the GPS Shares and GNZL Shares, and "Stapled" has a corresponding meaning. Stapling Deed means the deed contemplated as being entered into by GPS and GNZL that will effect the Stapling. Supervisor means Covenant Trustee Services Limited, which is the trustee and supervisor of GMT. Takeovers Code means the Takeovers Code contained in the Takeovers Regulations 2000. Transaction has the meaning given to that term in paragraph 2.2 of Part 1 of the Explanatory Notes. Trust Deed means the trust deed dated 23 April 1999, as amended and restated on 28 March 2024, and as further amended from time to time, under which GMT is established. Unit means an undivided interest in GMT. Unitholder means a holder of a Unit. Voting and Proxy Form means the voting and proxy form accompanying this Notice of Meeting. References to $ or money in this Notice of Meeting are to New Zealand dollars unless expressly stated otherwise

54 DIRECTORY DIRECTORS OF GPS John Dakin Chair and Non-Executive Director David Gibson Independent Director and Deputy Chair Laurissa Cooney Independent Director and Chair of the Audit Committee Leonie Freeman Independent Director Gregory Goodman Non-Executive Director Steve Jurkovich Independent Director GMT SHAREHOLDER NOMINEE GMT Shareholder Nominee Limited (a wholly-owned subsidiary of Public Trust) SAP Tower, Level 16 151 Queen Street, Auckland 1010 Toll free: 0800 371 471 Telephone: +64 9 930 5856 Email: info@publictrust.co.nz Website: https://www.publictrust.co.nz/ GNZL Goodman New Zealand Limited Beca House, Level 8 124 Halsey Street Auckland 1010 Telephone: +64 9 375 6060 Email: info-nz@goodman.com Website: https://nz.goodman.com GPS Goodman Property Services (NZ) Limited Beca House, Level 8 124 Halsey Street Auckland 1010 Telephone: +64 9 375 6060 Email: info-nz@goodman.com Website: https://nz.goodman.com LEGAL ADVISERS IN NEW ZEALAND Russell McVeagh Vero Centre, Level 30 48 Shortland Street Auckland 1010 Telephone: +64 9 367 8000 Website: https://www.russellmcveagh.com/ SUPERVISOR Covenant Trustee Services Limited Level 6 191 Queen Street Auckland 1010 Telephone: 0800 746 422 Email: info@covenant.co.nz Website: https://www.covenant.co.nz/ REGISTRAR Computershare Investor Services Limited Level 2 159 Hurstmere Road Takapuna Auckland 0622 Telephone: +64 9 488 8777 Email: enquiry@computershare.co.nz Website: https://www.computershare.com/nz

55 Goodman Property Trust Notice of Special Meeting and Explanatory Notes 27 February 2026 Roma Road Estate

in. nz.goodman.com TOITU NET CARBON ZERO ISO 14064-1 ORGANISATION